UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number: 811-00042

Deutsche DWS Portfolio Trust

(Exact Name of Registrant as Specified in Charter)

875 Third Avenue

New York, NY 10022-6225

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 454-4500

Diane Kenneally

One International Place

Boston, MA 02110

(Name and Address of Agent for Service)

Date of fiscal year end:	5/31

Date of reporting period:	5/31/2020

ITEM 1.	REPORT TO STOCKHOLDERS

May 31, 2020

Annual Report

to Shareholders

DWS Floating Rate Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s Web site (dws.com), and you will be notified by mail each time a report is posted and provided with a Web site link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank), or if you are a direct investor, by calling (800) 728-3337 or sending an email request to service@dws.com.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call (800) 728-3337 or send an email request to service@dws.com to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with DWS if you invest directly with the Fund.

Contents

3	Letter to Shareholders
4	Portfolio Management Review
8	Performance Summary
10	Portfolio Summary
11	Investment Portfolio
25	Statement of Assets and Liabilities
27	Statement of Operations
28	Statements of Changes in Net Assets
29	Financial Highlights
34	Notes to Financial Statements

46	Report of Independent Registered Public Accounting Firm
48	Information About Your Fund’s Expenses
49	Tax Information
50	Liquidity Risk Management
51	Advisory Agreement Board Considerations and Fee Evaluation
56	Board Members and Officers
61	Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the Fund’s objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the Fund. Please read the prospectus carefully before you invest.

Bond and loan investments are subject to interest-rate, credit, liquidity and market risks to varying degrees. When interest rates rise, bond prices generally fall. Credit risk refers to the ability of an issuer to make timely payments of principal and interest. As interest rates change, issuers of higher (or lower) interest debt obligations may pay off the debts earlier (or later) than expected causing the Fund to reinvest proceeds at lower yields (or be tied up in lower interest debt obligations). Floating rate loans tend to be rated below investment grade. Investments in lower-quality (“junk bonds”) and non-rated securities present greater risk of loss than investments in higher-quality securities. In certain situations, it may be difficult or impossible to sell an investment at an acceptable price. Investing in foreign securities presents certain risks, such as currency fluctuations, political and economic changes, and market risks. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. If affiliates of the Advisor participate in the primary and secondary market for senior loans, legal limitations may restrict the Fund’s ability to participate in restructuring or acquiring some senior loans. The Fund may lend securities to approved institutions. Please read the prospectus for details.

War, terrorism, economic uncertainty, trade disputes, public health crises (including the recent pandemic spread of the novel coronavirus) and related geopolitical events could lead to increased market volatility, disruption to U.S. and world economies and markets and may have significant adverse effects on the Fund and its investments.

The brand DWS represents DWS Group GmbH & Co. KGaA and any of its subsidiaries such as DWS Distributors, Inc. which offers investment products or DWS Investment Management Americas, Inc. and RREEF America L.L.C. which offer advisory services.

NOT FDIC/NCUA INSURED     NO BANK GUARANTEE     MAY LOSE VALUE NOT A DEPOSIT     NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

2	|	DWS Floating Rate Fund

Letter to Shareholders

Dear Shareholder:

While the economy is not expected to shrug off the impacts of the COVID-19 pandemic easily, DWS’s CIO Office is cautiously optimistic. Our CIO Office anticipates the recession in the United States (“U.S.”) to be shallower than in the Eurozone, followed by a more robust U.S. recovery primarily benefiting from the outsized U.S. fiscal stimulus. Our CIO office sees long-lasting disruptions of supply chains and consumer spending, potentially derailing the current outlook.

What is already becoming clear is the current assessment of the situation by financial markets. U.S. markets have moved back to relatively high valuations. However, sentiment can quickly change and March lows may be tested again in the coming months. With respect to the bond markets, we think that accommodative central bank action will continue or even accelerate, with the interest rates set to remain low for the foreseeable future.

What may come next? In the short term, we expect markets to remain volatile. While our strategists forecast peaking uncertainty on stock markets, sharp setbacks could happen at any time. We believe stocks have become even more appealing for the medium- to long-term time horizons, due to the very accommodative monetary policy of the leading central banks and growing fiscal deficits.

As the U.S. and global economies forge a path to recovery, close monitoring of developments to assess potential opportunities and risks is critical. We believe the unique structure of our CIO Office — which synthesizes the views of more than 900 DWS economists, analysts and investment professionals around the world — positions us to make timely strategic and tactical decisions. Those insights are updated frequently and are always available on the “Insights” section of dws.com.

As always, we appreciate your trust and welcome the opportunity to help you navigate these unusual times. We believe our decades of experience in managing assets through multiple market cycles and events can add significant value in times such as these.

Best regards,

Hepsen Uzcan President, DWS Funds

Assumptions, estimates and opinions contained in this document constitute our judgment as of the date of the document and are subject to change without notice. Any projections are based on a number of assumptions as to market conditions and there can be no guarantee that any projected results will be achieved. Past performance is not a guarantee of future results.

DWS Floating Rate Fund	|	3

Portfolio Management Review	(Unaudited)

Market Overview and Fund Performance

All performance information below is historical and does not guarantee future results. Returns shown are for Class A shares, unadjusted for sales charges. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit dws.com for the most recent month-end performance of all share classes. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had. Please refer to pages 8 through 9 for more complete performance information.

For the 12-month period ended May 31, 2020, the Fund provided a return of -2.52%, in comparison with the Fund’s benchmark, the Standard & Poor’s and the Loan Syndications and Trading Association’s (S&P/LSTA) Leveraged Loan Index, which returned -2.86%, and the average fund in the Morningstar Bank Loan category peer group, which returned -3.83%.

About Senior Loans

Senior loans are loans made by large banks to corporations that usually either are not investment-grade or are unrated as borrowers, and are typically used to finance a corporate acquisition or restructuring. These loans usually have the highest standing in a borrower’s capital structure, so the holders of the loan have first claim to the company’s cash flow and to proceeds from the sale of any company assets. The interest rate on a senior loan is adjustable and reflects a spread above a benchmark short-term lending rate, such as LIBOR. Banks that originate these loans typically limit their exposure by forming a syndicate with other lenders. Institutional investors, including mutual funds, insurance companies and hedge funds, typically provide a liquid secondary market.

Loans as an asset class experienced two distinct periods of relative price volatility during the 12-month period ended May 31, 2020. Prior to the first quarter of 2020, loans experienced relatively stable prices, although lingering concerns around global trade tensions and expectations of future rate cuts from the U.S. Federal Reserve Board (Fed) continued to weigh on sentiment. Beginning around mid-February, the COVID-19 pandemic caused volatility across credit markets to spike as efforts to control the spread of the virus resulted in significant global economic disruptions. During the period, the 3-month LIBOR rate used to re-set the coupon on most loans fell dramatically. After starting the 12-month period at 2.50%, the rate moved down in-line with the decline of the Fed’s benchmark overnight lending rate to finish the period at 0.34%. While loans

4	|	DWS Floating Rate Fund

experienced exceptional volatility and large losses in February and March, the asset class rebounded meaningfully in April and May along with other credit-oriented segments on the back of decisive policy support from the Fed and monetary stimulus approved by Congress. The outlook for the LIBOR rate to remain low is expected to weigh on demand for floating rate loans over the next few quarters.

Outflows from the loan asset class were sustained during the 12-month period with both loan-based mutual funds and exchange-traded funds experiencing significant outflows. However, demand from collateralized loan obligations (CLOs) remained largely favorable over the period. New issuance in the loan market increased modestly during the period with demand driven by repricing and refinancing activity with a shift away from merger and acquisition driven activity.

Positive and Negative Contributors to Fund Performance

The Fund’s performance relative to the benchmark benefited from an underweight allocation to the CCC ratings category, as lower-rated loans underperformed loans rated BB and B for the 12 months. A portfolio position in high yield corporate bond and leveraged loan exchange traded funds (ETFs) detracted from relative performance as these securities underperformed during the period.

At the individual position level, positive contributions were led by exposure to Kronos Inc., a workforce management firm that provides human resources support for its clients worldwide. The company saw an expansion in its customer base and growth in revenues. Additionally, Kronos announced that it had entered a strategic merger with a complementary firm. The Fund’s position in the term loan for Change Healthcare Holdings LLC also added to relative performance as the company, which provides healthcare-related software, retained customers and experienced only minor disruptions to its business from the COVID-19 crisis.

The most significant individual detractor for the period was American Airlines Inc. American Airlines, along with other airlines, saw demand for air travel drop off dramatically due to COVID-19-related travel restrictions. The Fund’s position in Cineworld Ltd also detracted from performance as the company shut its theatres world-wide in response to efforts to control the spread of COVID-19.

DWS Floating Rate Fund	|	5

Outlook and Positioning

For the 12 months ended May 31, 2020, defaults were 2.74% of loan balances, a five-year high and a substantial increase from the 1.00% seen for the 12 months ended May 31, 2019. The uptick in defaults was largely driven by the economic impact of the COVID-19 pandemic which pushed many previously stressed firms into bankruptcy. The percentage of total issuers who defaulted during the 12-month period ending May 31, 2020 also increased to 3.17%, up from 1.56% for the prior 12-month period. The Fund had exposure to two defaults during the annual period ended May 31, 2020. Both positions were sold.

While we remain cautiously constructive on loans, we believe loans, along similar risk asset classes, will face heightened volatility as the U.S. economy recovers from the impact of COVID-19. It is likely that the re-opening of the U.S. economy will occur haltingly and require further government support. We believe loan defaults will remain elevated as some issuers are unable to weather the economic disruption. However, in our view most loan issuers will retain the ability to opportunistically issue new debt to refinance maturities and maintain liquidity. Ultimately, we believe the U.S. economy will reassert its fundamental strength with a sustained recovery into 2021. As a result, we continue seek opportunities to favorably position the portfolio to achieve attractive risk adjusted returns through credit exposure and price appreciation while avoiding being undercompensated for risks.

As of May 31, 2020, the average weighted spread over LIBOR for loans held in the portfolio was 3.00%. The use of the London Interbank Offer Rate (Libor) as a reference interest rate is scheduled to sunset at the end of 2021 with the likely replacement being the Secured Overnight Financing Rate (SOFR). We believe the transition away from LIBOR will occur with broad market consensus and support and that there will be minimal disruption. We will continue to utilize intensive bottom-up credit research with respect to individual companies as we seek to maintain prudent exposure to opportunities in the leveraged loan market.

Portfolio Management Team

Gary Russell, CFA, Managing Director

Portfolio Manager of the Fund. Began managing the Fund in 2017.

–	Joined DWS in 1996. Served as the Head of the High Yield group in Europe and as an Emerging Markets Portfolio Manager.

6	|	DWS Floating Rate Fund

–	Prior to that, he spent four years at Citicorp as a research analyst and structurer of collateralized mortgage obligations. Prior to Citicorp, he served as an officer in the US Army from 1988 to 1991.

–	Co-Head of US Credit — Head of US High Yield Bonds and Loans: New York.

–	BS, United States Military Academy (West Point); MBA, New York University, Stern School of Business.

Lonnie Fox, Director

Portfolio Manager of the Fund. Began managing the Fund on October 9, 2019.

–	Joined DWS in 2004. Prior to his current role, he worked as a high yield credit analyst. Prior to joining, he served as a business analyst at Deloitte Consulting.

–	Portfolio Manager for High Yield Strategies: New York.

–	BS, Cornell University; MBA in Finance and Strategy, New York University, Stern School of Business.

Thomas R. Bouchard, Director

Portfolio Manager of the Fund. Began managing the Fund on October 9, 2019.

–	Joined DWS in 2006. Prior to joining, he served as a High Yield Investment Analyst at Flagship Capital Management. He also served as an officer in the US Army from 1989 to 1997.

–	Portfolio Manager for High Yield Strategies: New York.

–	BS, University of Wisconsin — Madison; MBA in Finance, Boston College; MA in Strategic Studies from US Army War College.

The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team’s views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results.

Current and future portfolio holdings are subject to risk.

Terms to Know

Credit quality measures a bond issuer’s ability to repay interest and principal in a timely manner. Rating agencies assign letter designations such as AAA, AA and so forth. The lower the rating the higher the probability of default. Credit quality does not remove market risk and is subject to change.

LSTA is the Loan Syndications and Trading Association. The Standard & Poor’s and the Loan Syndications and Trading Association’s (S&P/LSTA) Leveraged Loan Index is an unmanaged, market-value-weighted total return index that tracks outstanding balance and current spread over LIBOR for fully funded term loans.

Index returns do not reflect fees or expenses and it is not possible to invest directly into an index.

The fund’s Morningstar Bank Loan category peer group consists of funds which primarily invest in floating rate bank loans instead of bonds. In exchange for their credit risk, these loans offer high interest payments that typically float above a common short-term benchmark such as the London Interbank Offered Rate, or LIBOR.

Overweight means that a fund holds a higher weighting in a given sector compared with its benchmark index. Underweight means that a fund holds a lower weighting.

DWS Floating Rate Fund	|	7

Performance Summary	May 31, 2020 (Unaudited)

Class A	1-Year	5-Year	10-Year

Average Annual Total Returns as of 5/31/20
Unadjusted for Sales Charge	-2.52%	0.25%	2.44%
Adjusted for the Maximum Sales Charge (max 2.75% load)	-5.20%	-0.31%	2.15%
S&P®/LSTA Leveraged Loan Index†	-2.86%	2.57%	4.01%

Class C	1-Year	5-Year	10-Year

Average Annual Total Returns as of 5/31/20
Unadjusted for Sales Charge	-3.21%	-0.50%	1.68%
Adjusted for the Maximum Sales Charge (max 1.00% CDSC)	-3.21%	-0.50%	1.68%
S&P®/LSTA Leveraged Loan Index†	-2.86%	2.57%	4.01%

Class R6	1-Year	5-Year	Life of Class*

Average Annual Total Returns as of 5/31/20
No Sales Charges	-2.28%	0.51%	0.87%
S&P®/LSTA Leveraged Loan Index†	-2.86%	2.57%	2.75%

Class S	1-Year	5-Year	10-Year

Average Annual Total Returns as of 5/31/20
No Sales Charges	-2.38%	0.40%	2.59%
S&P®/LSTA Leveraged Loan Index†	-2.86%	2.57%	4.01%

Institutional Class	1-Year	5-Year	10-Year

Average Annual Total Returns as of 5/31/20
No Sales Charges	-2.15%	0.50%	2.72%
S&P®/LSTA Leveraged Loan Index†	-2.86%	2.57%	4.01%

Performance in the Average Annual Total Returns table(s) above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit dws.com for the Fund’s most recent month-end performance. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated October 1, 2019 are 1.21%, 1.98%, 0.88%, 1.05% and 0.91% for Class A, Class C, Class R6, Class S and Institutional Class shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

8	|	DWS Floating Rate Fund

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)

Class A shares’ growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 2.75%. This results in a net initial investment of $9,725.

The growth of $10,000 is cumulative.

Performance of other share classes will vary based on the sales charges and the fee structure of those classes.

*	Class R6 shares commenced operations on October 1, 2014.

†

The Standard & Poor’s and the Loan Syndications and Trading Association’s (S&P/LSTA) Leveraged Loan Index is an unmanaged, market-value weighted total return index that tracks outstanding balance and current spread over LIBOR for fully funded loan terms.

	Class A	Class C	Class R6	Class S	Institutional Class

Net Asset Value
5/31/20	$7.54	$7.58	$7.54	$7.53	$7.54
5/31/19	$8.09	$8.13	$8.09	$8.08	$8.08

Distribution Information as of 5/31/20
Income Dividends, Twelve Months	$.35	$.29	$.37	$.36	$.37

DWS Floating Rate Fund	|	9

Portfolio Summary	(Unaudited)

Asset Allocation (As a % of Net Assets)	5/31/20	5/31/19
Loan Participations and Assignments	87%	92%
Exchange-Traded Funds	8%	4%
Corporate Bonds	3%	1%
Cash Equivalents and Other Assets and Liabilities, Net	2%	3%
Common Stocks	0%	0%
Warrants	0%	0%
	100%	100%

Quality (As a % of Investment Portfolio excluding Common Stocks, Warrants, Exchange-Traded Funds and Cash Equivalents)	5/31/20	5/31/19
BBB	5%	12%
BB	28%	43%
B	54%	41%
Below B	9%	3%
Not Rated	4%	1%
	100%	100%

Credit quality represents the rating of S&P Global Ratings (“S&P”) and is their opinion as to the quality of the securities they rate. Credit quality measures a bond issuer’s ability to repay interest and principal in a timely manner. Ratings are relative and subjective and are not absolute standards of quality. Credit quality does not remove market risk and is subject to change.

Sector Diversification (As a % of Loan Participations and Assignments, Corporate Bonds and Common Stocks)	5/31/20	5/31/19
Industrials	20%	16%
Consumer Discretionary	20%	19%
Communication Services	14%	17%
Materials	12%	10%
Information Technology	11%	13%
Financials	8%	6%
Health Care	6%	8%
Consumer Staples	5%	6%
Energy	2%	3%
Utilities	2%	2%
	100%	100%

Portfolio holdings and characteristics are subject to change.

For more complete details about the Fund’s investment portfolio, see page 11. A quarterly Fact Sheet is available on dws.com or upon request. Please see the Account Management Resources section on page 61 for contact information.

10	|	DWS Floating Rate Fund

Investment Portfolio	as of May 31, 2020

	Principal Amount ($)	Value ($)
Loan Participations and Assignments 87.1%
Senior Loans **
Communication Services 11.6%

Altice Financing SA, First Lien Term Loan, 1-month USD-LIBOR + 2.750%, 2.918%, 1/31/2026	1,256,517	1,191,599

Altice France S.A., Term Loan B12, 1-month USD-LIBOR + 3.687%, 3.871%, 1/31/2026	498,721	478,772

Avaya, Inc., Term Loan B, 1-month USD-LIBOR + 4.250%, 4.434%, 12/15/2024	880,228	823,013

CenturyLink, Inc., Term Loan B, 1-month USD-LIBOR + 2.250%, 2.424%, 3/15/2027	1,485,770	1,431,213

Clear Channel Outdoor Holdings, Inc.:

Term Loan B, 2-month USD-LIBOR + 3.500%, 4.203%, 8/21/2026	2,788	2,604

Term Loan B, 3-month USD-LIBOR + 3.500%, 4.26%, 8/21/2026	1,106,638	1,033,599

Cogeco Communications (USA) II LP, First Lien Term Loan, 1-month USD-LIBOR + 2.000%, 2.174%, 1/3/2025	1,229,065	1,199,653

Colorado Buyer, Inc.:

Term Loan B, 1-month USD-LIBOR + 3.000%, 4.0%, 5/1/2024	254,260	190,695

Second Lien Term Loan, 6-month USD-LIBOR + 7.250%, 8.25%, 5/1/2025	215,000	77,400

CommScope, Inc., Term Loan B, 1-month USD-LIBOR + 3.250%, 3.424%, 4/6/2026	400,000	385,626

CSC Holdings LLC:

First Lien Term Loan, 1-month USD-LIBOR + 2.250%, 2.434%, 7/17/2025	1,763,804	1,704,716

Incremental Term Loan, 1-month USD-LIBOR + 2.250%, 2.434%, 1/15/2026	298,489	288,742

Entercom Media Corp., Term Loan, 1-month USD-LIBOR + 2.500%, 2.67%, 11/18/2024	400,000	364,800

Intelsat Jackson Holdings SA, Term Loan B3, Prime Rate + 2.750%, 6.0%, 11/27/2023	1,500,000	1,509,998

ION Media Networks, Inc., Term Loan B, 3-month USD-LIBOR + 3.000%, 3.813%, 12/18/2024	1,180,893	1,132,547

Level 3 Financing, Inc., Term Loan B, 1-month USD-LIBOR + 1.750%, 1.924%, 3/1/2027	375,255	365,337

Mission Broadcasting, Inc., Term Loan B3, 1-month USD-LIBOR + 2.250%, 2.62%, 1/17/2024	63,314	61,151

NASCAR Holdings, Inc., Term Loan B, 1-month USD-LIBOR + 2.750%, 2.918%, 10/19/2026	212,314	207,891

The accompanying notes are an integral part of the financial statements.

DWS Floating Rate Fund	|	11

	Principal Amount ($)	Value ($)

Nexstar Broadcasting, Inc., Term Loan B3, 1-month USD-LIBOR + 2.250%, 2.424%, 1/17/2024	246,112	237,704

Telesat Canada, Term Loan B5, 1-month USD-LIBOR + 2.750%, 2.93%, 12/7/2026	1,945,125	1,883,426

Univision Communications, Inc., Term Loan C5, 1-month USD-LIBOR + 2.750%, 3.75%, 3/15/2024	1,062,242	1,018,690

Virgin Media Bristol LLC, Term Loan N, 1-month USD-LIBOR + 2.500%, 2.684%, 1/31/2028	2,357,877	2,293,035

Windstream Services LLC:

Term Loan B7, Prime Rate + 4.250%, 7.5%, 2/17/2024	244,055	146,128

Term Loan B6, Prime Rate + 5.000%, 8.25%, 3/29/2021	284,398	171,706

Xplornet Communications, Inc., Term Loan B, USD-LIBOR 4.75%, 5/29/2027 (a)	421,053	404,211

Ziggo Financing Partnership, Term Loan I, 1-month USD-LIBOR + 2.500%, 2.684%, 4/30/2028	585,000	560,951

		19,165,207

Consumer Discretionary 17.1%

1011778 B.C. Unlimited Liability Co., Term Loan B4, 1-month USD-LIBOR + 1.750%, 1.924%, 11/19/2026	1,974,419	1,899,767

Abercrombie & Fitch Management Co., Term Loan B1, 1-month USD-LIBOR + 3.500%, 4.5%, 8/7/2021 (b)	613,634	579,884

Adient US LLC, Term Loan B, 3-month USD-LIBOR + 4.000%, 5.45%, 5/6/2024	400,000	380,400

AMC Entertainment Holdings, Inc., Term Loan B, 3-month USD-LIBOR + 3.000%, 4.08%, 4/22/2026	816,750	630,939

American Axle and Manufacturing, Inc., Term Loan B, 1-month USD-LIBOR + 2.250%, 3.0%, 4/6/2024	557,699	535,391

Aristocrat Leisure Ltd., Incremental Term Loan B, 3-month USD-LIBOR + 3.750%, 4.75%, 10/19/2024	847,458	845,339

Bass Pro Group LLC, Term Loan B, 1-month USD-LIBOR + 5.000%, 6.072%, 9/25/2024	1,174,225	1,108,175

Belron Finance U.S. LLC:

Term Loan B, 3-month USD-LIBOR + 2.500%, 2.974%, 11/7/2024	660,706	647,492

Term Loan B, 3-month USD-LIBOR + 2.500%, 3.26%, 10/30/2026	329,175	321,769

BJ’s Wholesale Club, Inc., First Lien Term Loan, 1-month USD-LIBOR + 2.250%, 2.441%, 2/3/2024	568,768	560,094

Boyd Gaming Corp., Term Loan B3, 1-week USD LIBOR + 2.250%, 2.345%, 9/15/2023	404,820	389,682

Caesars Entertainment Operating Co., Term Loan, 1-month USD-LIBOR + 2.000%, 2.174%, 10/7/2024	1,300,585	1,269,696

Caesars Resort Collection LLC, First Lien Term Loan B, 1-month USD-LIBOR + 2.750%, 2.924%, 12/23/2024	1,572,553	1,429,451

Cineworld Ltd., Incremental Term Loan, USD LIBOR + 3.000%, 2/5/2027 (a)	492,000	309,960

The accompanying notes are an integral part of the financial statements.

12	|	DWS Floating Rate Fund

	Principal Amount ($)	Value ($)

Crown Finance U.S., Inc.:

Term Loan, 3-month USD-LIBOR + 2.250%, 3.322%, 2/28/2025	2,167,690	1,634,796

Term Loan, 6-month USD-LIBOR + 2.500%, 3.572%, 9/30/2026	298,500	228,352

Delta 2 (LUX) S.a.r.l., Term Loan, 1-month USD-LIBOR + 2.500%, 3.5%, 2/1/2024	992,900	944,496

Eldorado Resorts LLC:

Term Loan B, 3-month USD-LIBOR + 2.250%, 3.25%, 4/17/2024	43,739	43,192

Term Loan B, 6-month USD-LIBOR + 2.250%, 3.25%, 4/17/2024	145,862	144,039

Fitness International LLC, Term Loan B, 6-month USD-LIBOR + 3.250%, 4.322%, 4/18/2025	425,716	247,814

Harbor Freight Tools U.S.A., Inc., Term Loan B, 1-month USD-LIBOR + 2.500%, 3.25%, 8/18/2023	322,517	309,518

Hilton Worldwide Finance LLC, Term Loan B2, 1-month USD-LIBOR + 1.750%, 1.918%, 6/22/2026	400,000	382,840

Jeld-Wen, Inc., First Lien Term Loan, 3-month USD-LIBOR + 2.000%, 3.45%, 12/14/2024	331,392	313,828

Lands’ End, Inc., Term Loan B, 1-month USD-LIBOR + 3.250%, 4.25%, 4/2/2021	418,577	352,651

Midas Intermediate Holdco II LLC, Term Loan B, 3-month USD-LIBOR + 2.750%, 4.017%, 8/18/2021	970,702	872,568

Mister Car Wash Holdings, Inc., Term Loan B, 6-month USD-LIBOR + 3.250%, 4.375%, 5/14/2026	435,269	399,448

Navistar International Corp., First Lien Term Loan B, 1-month USD-LIBOR + 3.500%, 3.68%, 11/6/2024	600,000	579,000

NEP/NCP Holdco, Inc., First Lien Term Loan, 3-month USD-LIBOR + 3.250%, 4.7%, 10/20/2025	785,062	665,992

Nielsen Finance LLC:

Term Loan B5, USD LIBOR + 3.750%, 6/5/2025 (a)	213,675	213,497

Term Loan B4, 1-month USD-LIBOR + 2.000%, 2.222%, 10/4/2023	651,688	637,028

Numericable Group SA, Term Loan B11, 1-month USD-LIBOR + 2.750%, 2.924%, 7/31/2025	1,245,975	1,180,761

Panther BF Aggregator 2 LP, Term Loan B, 1-month USD-LIBOR + 3.500%, 3.674%, 4/30/2026	1,296,750	1,239,207

Petco Animal Supplies, Inc., Term Loan B, 3-month USD-LIBOR + 3.250%, 4.25%, 1/26/2023	782,482	549,040

PetSmart, Inc., Term Loan, 6-month USD-LIBOR + 4.000%, 5.0%, 3/11/2022	266,726	262,706

PUG LLC, Term Loan, 1-month USD-LIBOR + 3.500%, 3.674%, 2/12/2027	950,000	837,188

Scientific Games International, Inc.:

Term Loan B5, 1-month USD-LIBOR + 2.750%, 2.924%, 8/14/2024	248,511	223,659

The accompanying notes are an integral part of the financial statements.

DWS Floating Rate Fund	|	13

	Principal Amount ($)	Value ($)

Term Loan B5, 3-month USD-LIBOR + 2.750%, 3.453%, 8/14/2024	6,484	5,836

Term Loan B5, 6-month USD-LIBOR + 2.750%, 3.612%, 8/14/2024	1,015,849	914,264

Springer Nature Deutschland GmbH, Term Loan B16, 1-month USD-LIBOR + 3.500%, 4.5%, 8/14/2024	741,153	722,624

Tenneco, Inc., Term Loan B, 1-month USD-LIBOR + 3.000%, 3.174%, 10/1/2025	1,134,032	921,991

The Stars Group Holdings BV, Term Loan, 3-month USD-LIBOR + 3.500%, 4.95%, 7/10/2025	624,613	618,367

Verscend Holding Corp., Term Loan B, 1-month USD-LIBOR + 4.500%, 4.674%, 8/27/2025	757,692	734,965

Wand NewCo 3, Inc., Term Loan, 6-month USD-LIBOR + 3.000%, 4.072%, 2/5/2026	650,096	623,549

William Morris Endeavor Entertainment LLC, First Lien Term Loan, 1-month USD-LIBOR + 2.750%, 2.93%, 5/18/2025	751,283	584,660

		28,295,915

Consumer Staples 4.1%

Golden Nugget, Inc.:

Term Loan B, 2-month USD-LIBOR + 2.500%, 3.25%, 10/4/2023	714,119	619,445

Term Loan B, 3-month USD-LIBOR + 2.500%, 3.695%, 10/4/2023	609,567	528,754

Hostess Brands LLC:

Term Loan, 1-month USD-LIBOR + 2.250%, 3.0%, 8/3/2025	377,461	368,674

Term Loan, 3-month USD-LIBOR + 2.250%, 3.01%, 8/3/2025	1,017,067	993,389

Term Loan, 2-month USD-LIBOR + 2.250%, 3.0%, 8/3/2025	3,513	3,431

IRB Holding Corp, Term Loan B, USD LIBOR + 2.750%, 2/5/2025 (a)	750,000	708,615

JBS USA Lux SA, Term Loan B, 2-month USD-LIBOR + 2.000%, 3.072%, 5/1/2026	1,112,304	1,079,630

TKC Holdings, Inc.:

First Lien Term Loan, 3-month USD-LIBOR + 3.750%, 4.75%, 2/1/2023	758,393	712,256

First Lien Term Loan, 3-month USD-LIBOR + 3.750%, 4.75%, 2/1/2023	1,983	1,862

U.S. Foods, Inc., Term Loan B, 6-month USD-LIBOR + 2.000%, 3.072%, 9/13/2026	1,000,000	949,480

Weight Watchers International, Inc., Term Loan B, 1-month USD-LIBOR + 4.750%, 5.5%, 11/29/2024	798,857	782,881

		6,748,417

The accompanying notes are an integral part of the financial statements.

14	|	DWS Floating Rate Fund

	Principal Amount ($)	Value ($)

Energy 2.1%

Buckeye Partners LP, Term Loan B, 1-month USD-LIBOR + 2.750%, 3.12%, 11/1/2026	930,000	905,587

Eastern Power LLC, Term Loan B, 1-month USD-LIBOR + 3.750%, 4.75%, 10/2/2025	952,670	942,548

Gulf Finance LLC:

Term Loan B, 1-month USD-LIBOR + 5.250%, 6.25%, 8/25/2023	214,244	126,672

Term Loan B, 3-month USD-LIBOR + 5.250%, 6.71%, 8/25/2023	128,950	76,242

Lower Cadence Holdings LLC, Term Loan B, 1-month USD-LIBOR + 4.000%, 4.174%, 5/22/2026	739,412	639,592

NorthRiver Midstream Finance LP, Term Loan B, 3-month USD-LIBOR + 3.250%, 4.683%, 10/1/2025	384,150	355,819

Peabody Energy Corp., Term Loan, 1-month USD-LIBOR + 2.750%, 2.924%, 3/31/2025	398,982	223,430

Seadrill Partners Finco LLC, Term Loan B, 3-month USD-LIBOR + 6.000%, 7.45%, 2/21/2021	713,904	124,933

		3,394,823

Financials 7.1%

Advisor Group, Inc., Term Loan B, 1-month USD-LIBOR + 5.000%, 5.174%, 7/31/2026	500,000	467,917

AmeriLife Group, LLC, Term Loan, 1-Month USD LIBOR + 4.000%, 4.37%, 3/18/2027 (b)	386,777	357,769

AmWINS Group, Inc., Term Loan B, 1-month USD-LIBOR + 2.750%, 3.75%, 1/25/2024	1,689,300	1,666,073

Asurion LLC:

Term Loan B4, 1-month USD-LIBOR + 3.000%, 3.174%, 8/4/2022	718,159	706,848

Term Loan B6, 1-month USD-LIBOR + 3.000%, 3.174%, 11/3/2023	1,106,924	1,082,251

Second Lien Term Loan, 1-month USD-LIBOR + 6.500%, 6.674%, 8/4/2025	780,000	779,516

Brand Energy & Infrastructure Services, Inc.:

Term Loan, 3-month USD-LIBOR + 4.250%, 5.293%, 6/21/2024	598,759	544,686

Term Loan, 3-month USD-LIBOR + 4.250%, 5.637%, 6/21/2024	519,250	472,356

Term Loan, 3-month USD-LIBOR + 4.250%, 5.7%, 6/21/2024	8,689	7,904

Broadstreet Partners, Inc., Term Loan B, 1-month USD-LIBOR + 3.250%, 3.424%, 1/27/2027	264,000	254,649

The accompanying notes are an integral part of the financial statements.

DWS Floating Rate Fund	|	15

	Principal Amount ($)	Value ($)

Change Healthcare Holdings LLC:

Term Loan B, 1-month USD-LIBOR + 2.500%, 3.5%, 3/1/2024	819,018	799,456

Term Loan B, 3-month USD-LIBOR + 2.500%, 3.5%, 3/1/2024	1,773,563	1,731,201

Edelman Financial Center LLC, First Lien Term Loan, 1-month USD-LIBOR + 3.000%, 3.168%, 7/21/2025	370,312	354,959

Forterra Finance LLC, Term Loan B, 1-month USD-LIBOR + 3.000%, 4.0%, 10/25/2023	598,917	543,017

Hub International Ltd.:

Term Loan B, 3-month USD-LIBOR + 3.000%, 3.866%, 4/25/2025	3,386	3,271

Term Loan B, 3-month USD-LIBOR + 2.750%, 4.02%, 4/25/2025	1,327,199	1,282,413

Sedgwick Claims Management Services, Inc., Term Loan B, 1-month USD-LIBOR + 3.250%, 3.424%, 12/31/2025	760,375	719,885

		11,774,171

Health Care 5.8%

Acadia Healthcare Co., Inc.:

Term Loan B3, 1-month USD-LIBOR + 2.500%, 2.674%, 2/11/2022	462,593	452,555

Term Loan B4, 1-month USD-LIBOR + 2.500%, 2.674%, 2/16/2023	505,029	494,070

Bausch Health Companies, Inc., Term Loan B, 1-month USD-LIBOR + 3.000%, 3.171%, 6/2/2025	2,349,048	2,308,363

Endo Luxembourg Finance Company I S.a r.l., Term Loan B, 1-month USD-LIBOR + 4.250%, 5.0%, 4/29/2024	1,112,128	1,044,856

Envision Healthcare Corp., First Lien Term Loan, 1-month USD-LIBOR + 3.750%, 3.924%, 10/10/2025	595,852	394,329

Gentiva Health Services, Inc., Term Loan, 1-month USD-LIBOR + 3.250%, 3.438%, 7/2/2025	693,650	676,308

Horizon Therapeutics U.S.A., Inc., Term Loan B, 1-month USD-LIBOR + 2.250%, 2.563%, 5/22/2026	300,291	293,408

Kindred Healthcare LLC, First Lien Term Loan, 1-month USD-LIBOR + 5.000%, 5.188%, 7/2/2025	508,709	485,603

Mallinckrodt International Finance SA, Term Loan B, 3-month USD-LIBOR + 2.750%, 4.2%, 9/24/2024	1,007,558	697,049

MPH Acquisition Holdings LLC, Term Loan B, 3-month USD-LIBOR + 2.750%, 4.2%, 6/7/2023	851,741	820,423

Ortho-Clinical Diagnostics SA, Term Loan B, 1-month USD-LIBOR + 3.250%, 3.58%, 6/30/2025	696,762	663,491

RegionalCare Hospital Partners Holdings, Inc., Term Loan B, 1-month USD-LIBOR + 3.750%, 3.924%, 11/17/2025	900,000	864,481

Surgery Center Holdings, Inc., Term Loan B, USD LIBOR + 3.250%, 9/3/2024 (a)	400,000	367,750

		9,562,686

The accompanying notes are an integral part of the financial statements.

16	|	DWS Floating Rate Fund

	Principal Amount ($)	Value ($)

Industrials 18.0%

Advantage Sales & Marketing, Inc., First Lien Term Loan, 3-month USD-LIBOR + 3.250%, 4.7%, 7/23/2021	429,117	388,679

Allegiant Travel Co., Term Loan, 3-month USD-LIBOR + 3.000%, 3.434%, 2/5/2024	498,737	408,887

Altra Industrial Motion Corp., Term Loan B, 1-month USD-LIBOR + 2.000%, 2.174%, 10/1/2025	777,552	744,265

Amentum Government Services Holdings LLC, Term Loan B, 1-month USD-LIBOR + 4.000%, 4.174%, 2/1/2027	660,000	643,226

American Airlines, Inc., First Lien Term Loan, 1-month USD-LIBOR + 1.750%, 1.924%, 1/29/2027	1,413,491	1,021,248

AVSC Holding Corp.:

First Lien Term Loan, 1-month USD-LIBOR + 3.250%, 4.25%, 3/3/2025	194,730	138,502

First Lien Term Loan, 6-month USD-LIBOR + 3.250%, 4.25%, 3/3/2025	195,646	139,153

First Lien Term Loan, 3-month USD-LIBOR + 3.250%, 4.7%, 3/3/2025	8,908	6,336

Beacon Roofing Supply, Inc., Term Loan B, 1-month USD-LIBOR + 2.250%, 2.424%, 1/2/2025	715,357	684,865

BrightView Landscapes LLC, First Lien Term Loan B, 1-month USD-LIBOR + 2.500%, 2.688%, 8/15/2025	357,292	351,485

Camelot U.S. Acquisition 1 Co., Term Loan B, 1-month USD-LIBOR + 3.000%, 3.174%, 10/30/2026	1,273,808	1,249,924

Clark Equipment Co., Term Loan B, 3-month USD-LIBOR + 1.750%, 3.2%, 5/18/2024	364,489	346,871

Covia Holdings Corp., Term Loan, 3-month USD-LIBOR + 4.000%, 5.387%, 6/1/2025	571,284	353,485

Cushman & Wakefield U.S. Borrower, LLC, Term Loan B, 1-month USD-LIBOR + 2.750%, 2.924%, 8/21/2025	582,625	548,032

Delta Air Lines, Inc., Term Loan B, 3-month USD-LIBOR + 4.750%, 5.75%, 4/29/2023	1,000,000	988,750

DiscoverOrg, LLC, First Lien Term Loan, 3-month USD-LIBOR + 3.75%, 5.45%, 2/1/2026	272,312	270,270

Dynasty Acquisition Co., Inc.:

Term Loan B1, 3-month USD-LIBOR + 3.500%, 4.95%, 4/6/2026	1,180,746	999,501

Term Loan B2, 3-month USD-LIBOR + 3.500%, 4.95%, 4/6/2026	632,932	535,777

EWT Holdings III Corp., Term Loan, 1-month USD-LIBOR + 2.750%, 3.453%, 12/20/2024	1,553,407	1,516,513

Filtration Group Corp., First Lien Term Loan, 1-month USD-LIBOR + 3.000%, 3.174%, 3/29/2025	597,207	582,026

Flexential Intermediate Corp., First Lien Term Loan, 3-month USD-LIBOR + 3.500%, 4.95%, 8/1/2024	438,258	358,629

Garda World Security Corp., First Lien Term Loan B, 3-month USD-LIBOR + 4.750%, 4.93%, 10/30/2026	635,536	622,189

The accompanying notes are an integral part of the financial statements.

DWS Floating Rate Fund	|	17

	Principal Amount ($)	Value ($)

Gardner Denver, Inc., Term Loan, 1-month USD-LIBOR + 1.750%, 1.924%, 3/1/2027	1,802,130	1,717,655

Gates Global LLC, Term Loan B, 1-month USD-LIBOR + 2.750%, 3.75%, 4/1/2024	1,673,802	1,607,721

GFL Environmental Inc.:

Term Loan B, 1-month USD-LIBOR + 3.000%, 4.0%, 5/30/2025	63,007	62,361

Term Loan B, 3-month USD-LIBOR + 3.000%, 4.0%, 5/30/2025	352,122	348,513

Granite Generation LLC:

Term Loan B, 1-month USD-LIBOR + 3.750%, 4.75%, 11/7/2026	823,929	796,467

Term Loan B, 3-month USD-LIBOR + 3.750%, 5.2%, 11/7/2026	150,000	145,000

Term Loan B, Prime Rate + 2.750%, 6.0%, 11/9/2026	23,571	22,786

Kenan Advantage Group, Inc.:

Term Loan, 1-month USD-LIBOR + 3.000%, 4.0%, 7/31/2022	815,017	745,745

Term Loan B, 1-month USD-LIBOR + 3.000%, 4.0%, 7/31/2022	224,352	205,283

Maxar Technologies Ltd., Term Loan B, 1-month USD-LIBOR + 2.750%, 2.93%, 10/4/2024	289,087	278,427

NCI Building Systems, Inc., Term Loan, 1-month USD-LIBOR + 3.750%, 3.948%, 4/12/2025	390,038	371,998

Prime Security Services Borrower LLC, Term Loan B1, 1-month USD-LIBOR + 3.250%, 4.25%, 9/23/2026	872,144	853,066

Quikrete Holdings, Inc., First Lien Term Loan, 1-month USD-LIBOR + 2.500%, 2.674%, 2/1/2027	2,403,200	2,294,010

Sabre GLBL, Inc., Term Loan B, 1-month USD-LIBOR + 2.000%, 2.174%, 2/22/2024	555,398	497,876

SRS Distribution, Inc., First Lien Term Loan, 3-month USD-LIBOR + 3.250%, 4.322%, 5/23/2025	756,525	719,489

Staples, Inc., 7 Year Term Loan, 3-month USD-LIBOR + 5.000%, 5.687%, 4/16/2026	1,047,584	936,284

Titan Acquisition Ltd., Term Loan B, 3-month USD-LIBOR + 3.000%, 4.45%, 3/28/2025	744,741	677,781

TransDigm, Inc.:

Term Loan E, 1-month USD-LIBOR + 2.250%, 2.424%, 5/30/2025	1,708,458	1,570,936

Term Loan F, 1-month USD-LIBOR + 2.250%, 2.424%, 12/9/2025	1,832,121	1,682,831

Travelport Finance (Luxembourg) S.a.r.l., Term Loan, 3-month USD-LIBOR + 5.000%, 6.072%, 5/29/2026	507,450	297,810

Welbilt, Inc., Term Loan B, 1-month USD-LIBOR + 2.500%, 2.674%, 10/23/2025	1,161,802	1,001,183

		29,731,835

The accompanying notes are an integral part of the financial statements.

18	|	DWS Floating Rate Fund

	Principal Amount ($)	Value ($)

Information Technology 9.4%

Banff Merger Sub, Inc., Term Loan B, 3-month USD-LIBOR, 10/2/2025 (a)	900,000	852,975

Cabot Microelectronics Corp., Term Loan B1, 1-month USD-LIBOR + 2.000%, 2.188%, 11/17/2025	151,795	150,277

CCC Information Services, Inc., First Lien Term Loan, 1-month USD-LIBOR + 3.000%, 4.0%, 4/29/2024	1,723,085	1,667,094

Finastra USA, Inc.:

First Lien Term Loan, 6-month USD-LIBOR + 3.500%, 4.5%, 6/13/2024	1,710,559	1,558,038

Second Lien Term Loan, 6-month USD-LIBOR + 7.250%, 8.25%, 6/13/2025	571,428	507,142

Informatica LLC, Term Loan B, 1-month USD-LIBOR + 3.250%, 3.424%, 2/25/2027	1,075,000	1,029,312

Kronos, Inc.:

Term Loan B, 3-month USD-LIBOR + 3.000%, 3.33%, 11/1/2023	2,349,477	2,315,562

Second Lien Term Loan, 1-month USD-LIBOR + 8.250%, 9.25%, 11/1/2024	500,000	498,908

MA FinanceCo., LLC:

Term Loan B, 3-month USD-LIBOR+ 4.250%, 5.25%, 5/26/2025 (b)	300,000	292,500

Term Loan B3, 1-month USD-LIBOR + 2.500%, 2.674%, 6/21/2024	135,653	129,322

McAfee LLC, Term Loan B, 1-month USD-LIBOR + 3.750%, 3.924%, 9/30/2024	593,970	586,545

Presidio, Inc., Term Loan B, 3-month USD-LIBOR + 3.500%, 4.27%, 1/22/2027	239,000	233,026

Refinitiv U.S. Holdings, Inc., Term Loan, 1-month USD-LIBOR + 3.250%, 3.424%, 10/1/2025	1,214,625	1,198,143

Seattle Spinco, Inc., Term Loan B3, 1-month USD-LIBOR + 2.500%, 2.674%, 6/21/2024	916,096	873,341

Surf Holdings LLC, Term Loan, 3-month USD-LIBOR + 3.500%, 4.814%, 3/5/2027	126,000	121,039

Tempo Acquisition LLC, Term Loan, 1-month USD-LIBOR + 2.750%, 2.924%, 5/1/2024	2,426,363	2,339,414

Verifone Systems, Inc., First Lien Term Loan, 3-month USD-LIBOR + 4.000%, 4.377%, 8/20/2025	1,236,734	1,018,475

VS Buyer LLC, Term Loan B, 1-month USD-LIBOR + 3.250%, 3.42%, 2/28/2027	258,397	252,583

		15,623,696

Materials 10.6%

Altium Packaging LLC, Term Loan B, 1-month USD-LIBOR + 3.000%, 3.174%, 6/14/2026	492,765	475,622

BWAY Holding Co., Term Loan B, 3-month USD-LIBOR + 3.250%, 4.561%, 4/3/2024	2,238,371	2,056,973

The accompanying notes are an integral part of the financial statements.

DWS Floating Rate Fund	|	19

	Principal Amount ($)	Value ($)

Consolidated Container Co., LLC, First Lien Term Loan, 1-month USD-LIBOR + 2.750%, 3.75%, 5/22/2024	819,047	794,349

CPG International, Inc., Term Loan, 3-month USD-LIBOR + 3.750%, 5.933%, 5/5/2024	475,913	460,544

Diamond (BC) BV:

Term Loan B, 1-month USD-LIBOR + 3.000%, 3.174%, 9/6/2024	2,168	2,017

Term Loan B, 3-month USD-LIBOR + 3.000%, 3.76%, 9/6/2024	845,663	786,678

Flex Acquisition Company, Inc., Frist Lien Term Loan, 3-month USD-LIBOR + 3.000%, 4.433%, 12/29/2023	744,411	703,468

INEOS Enterprises Holdings US Finco LLC, Term Loan B, USD LIBOR + 3.500%, 8/28/2026 (a)	340,000	325,047

Ineos U.S. Finance LLC, Term Loan B, 1-month USD-LIBOR + 2.000%, 2.174%, 4/1/2024	1,108,393	1,066,829

Innophos, Inc., Term Loan B, 1-month USD-LIBOR + 3.750%, 3.972%, 2/4/2027	220,000	213,171

Reynolds Group Holdings, Inc., Term Loan, 1-month USD-LIBOR + 2.750%, 2.924%, 2/5/2023	2,970,961	2,887,091

Starfruit Finco BV, Term Loan B, 1-month USD-LIBOR + 3.000%, 3.222%, 10/1/2025	3,395,584	3,254,667

The Chemours Co., Term Loan B, 1-month USD-LIBOR + 1.750%, 1.93%, 4/3/2025	593,940	560,777

Tronox Finance LLC:

Term Loan B, 1-month USD-LIBOR + 2.750%, 2.924%, 9/23/2024	1,477,091	1,421,833

Term Loan B, 3-month USD-LIBOR + 2.750%, 4.2%, 9/23/2024	1,042,247	1,003,256

U.S. Silica Co., Term Loan B, 1-month USD-LIBOR + 4.000%, 5.0%, 5/1/2025	832,949	615,549

Univar, Inc., Term Loan B, 3-month USD-LIBOR + 2.250%, 3.7%, 7/1/2024	994,064	970,763

		17,598,634

Utilities 1.3%

Astoria Energy LLC, Term Loan B, 1-month USD-LIBOR + 4.000%, 5.0%, 12/24/2021	793,548	784,950

Calpine Corp., Term Loan B5, 1-month USD-LIBOR + 2.250%, 2.43%, 1/15/2024	1,076,814	1,057,970

Lonestar II Generation Holdings LLC:

Term Loan B, 3-month USD-LIBOR + 5.000%, 5.76%, 4/20/2026	215,529	206,180

Term Loan C, 3-month USD-LIBOR + 5.000%, 5.76%, 4/20/2026	26,053	24,923

		2,074,023
Total Loan Participations and Assignments (Cost $153,989,665)		143,969,407

The accompanying notes are an integral part of the financial statements.

20	|	DWS Floating Rate Fund

	Principal Amount ($)	Value ($)

Corporate Bonds 2.7%
Communication Services 1.2%

CommScope, Inc., 144A, 5.5%, 3/1/2024	730,000	750,768

iHeartCommunications, Inc., 8.375%, 5/1/2027	96,976	90,673

LCPR Senior Secured Financing DAC, 144A, 6.75%, 10/15/2027	350,000	364,130

Virgin Media Secured Finance PLC, 144A, 5.5%, 5/15/2029	700,000	735,000

		1,940,571

Consumer Discretionary 0.9%

American Builders & Contractors Supply Co., Inc., 144A, 4.0%, 1/15/2028	2,000	2,010

Clarios Global LP, 144A, 6.75%, 5/15/2025	60,000	62,263

Panther BF Aggregator 2 LP, 144A, 6.25%, 5/15/2026	50,000	50,750

PetSmart, Inc., 144A, 5.875%, 6/1/2025	501,000	501,000

Prime Security Services Borrower LLC, 144A, 6.25%, 1/15/2028	308,000	291,830

United Rentals North America, Inc., 6.5%, 12/15/2026	630,000	673,312

		1,581,165

Industrials 0.1%

Builders FirstSource, Inc., 144A, 6.75%, 6/1/2027	200,000	210,500

XPO Logistics, Inc., 144A, 6.75%, 8/15/2024	13,000	13,520

		224,020

Materials 0.2%
Arconic Corp., 144A, 6.125%, 2/15/2028	300,000	291,750

Utilities 0.3%
Talen Energy Supply LLC, 144A, 7.625%, 6/1/2028	500,000	505,050
Total Corporate Bonds (Cost $4,533,324)		4,542,556

	Shares	Value ($)
Common Stocks 0.0%
Communication Services 0.0%

Clear Channel Outdoor Holdings, Inc. *	22,247	21,486

iHeartMedia, Inc. “A” *	1,111	9,666

		31,152

Information Technology 0.0%
Answers Corp.* (b)	2,219	1,094
Total Common Stocks (Cost $385,815)		32,246

The accompanying notes are an integral part of the financial statements.

DWS Floating Rate Fund	|	21

	Principal Amount ($)	Value ($)
Warrants 0.0%
Communication Services 0.0%
iHeartMedia, Inc., Expiration Date 5/1/2039*	8,350	69,409

Consumer Staples 0.0%
Crossmark Holdings, Inc., Expiration Date 12/31/2020* (b)	901	9

Information Technology 0.0%
Answers Holdings, Inc., Expiration Date 4/14/2022* (b)	6,166	0
Total Warrants (Cost $864,940)		69,418

	Shares	Value ($)
Exchange-Traded Funds 8.2%

Invesco Senior Loan ETF	374,534	8,000,046

iShares iBoxx $ High Yield Corporate Bond ETF	41,400	3,412,188
SPDR Bloomberg Barclays High Yield Bond ETF	20,780	2,119,352
Total Exchange-Traded Funds (Cost $14,064,180)		13,531,586

Cash Equivalents 3.2%
DWS Central Cash Management Government Fund, 0.12% (c) (Cost $5,237,490)	5,237,490	5,237,490

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $179,075,414)	101.2	167,382,703
Other Assets and Liabilities, Net	(1.2)	(1,985,996)

Net Assets	100.0	165,396,707

A summary of the Fund’s transactions with affiliated investments during the year ended May 31, 2020 are as follows:

Value ($) at 5/31/2019	Pur- chases Cost ($)	Sales Proceeds ($)	Net Real- ized Gain/ (Loss) ($)	Net Change in Unreal- ized Appreci- ation (Depreci- ation) ($)	Income ($)	Capital Gain Distri- butions ($)	Number of Shares at 5/31/2020	Value ($) at 5/31/2020
Cash Equivalents 3.2%
DWS Central Cash Management Government Fund, 0.12% (c)
9,790,046	120,226,579	124,779,135	—	—	94,057	—	5,237,490	5,237,490

The accompanying notes are an integral part of the financial statements.

22	|	DWS Floating Rate Fund

*	Non-income producing security.

**

Senior loans in the Fund’s portfolio generally are subject to mandatory and/or optional payment. As a result, the actual remaining maturity of senior loans in the Fund’s portfolio may be substantially less than the stated maturities shown in this report. Senior loans pay interest at a rate which may be fixed or may vary based on a published reference rate and spread and are shown at their current rate as of May 31, 2020. Senior loans with a floor or ceiling feature are disclosed at the inherent rate, where applicable.

(a)	All or a portion of the security represents unsettled loan commitments at May 31, 2020 where the rate will be determined at the time of settlement.

(b)	Investment was valued using significant unobservable inputs.

(c)	Affiliated fund managed by DWS Investment Management Americas, Inc. The rate shown is the annualized seven-day yield at period end.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

LIBOR: London Interbank Offered Rate

Prime Rate: Interest rate charged by banks to their most credit worthy customers.

SPDR: Standard & Poor’s Depositary Receipt

At May 31, 2020, the Fund had an unfunded loan commitment of $49,587, which could be extended at the option of the borrower, pursuant to the following loan agreement:

Borrower	Unfunded Loan Commitment ($)	Value ($)	Unrealized Depreciation ($)
Amerilife Group, LLC
Term Delay Draw, 3/18/2027 (b)	49,587	45,868	(3,719)

The accompanying notes are an integral part of the financial statements.

DWS Floating Rate Fund	|	23

Fair Value Measurements

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of May 31, 2020 in valuing the Fund’s investments. For information on the Fund’s policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total
Fixed Income Investments (d)
Loan Participations and Assignments	$—	$142,739,254	$1,230,153	$143,969,407
Corporate Bonds	—	4,542,556	—	4,542,556
Common Stocks (d)	31,152	—	1,094	32,246
Warrants (d)	—	69,409	9	69,418
Exchange-Traded Funds	13,531,586	—	—	13,531,586
Short-Term Investments	5,237,490	—	—	5,237,490
Total	$18,800,228	$147,351,219	$1,231,256	$167,382,703

Liabilities	Level 1	Level 2	Level 3	Total
Unfunded Loan Commitments (e)	$—	$—	$(3,719)	$(3,719)
Total	$—	$—	$(3,719)	$(3,719)

During the year ended May 31, 2020, the amount of transfers between Level 2 and Level 3 was $1,274,252. The investments were transferred from Level 2 to Level 3 due to the lack of observable market data due to a decrease in market activity.

Transfers between price levels are recognized at the beginning of the reporting period.

(d)	See Investment Portfolio for additional detailed categorizations.

(e)	Includes depreciation on unfunded loan commitments.

The accompanying notes are an integral part of the financial statements.

24	|	DWS Floating Rate Fund

Statement of Assets and Liabilities

as of May 31, 2020

Assets
Investments in non-affiliated securities, at value (cost $173,837,924)	$162,145,213
Investment in DWS Central Cash Management Government Fund (cost $5,237,490 )	5,237,490
Cash	20,000
Receivable for investments sold	5,948,621
Receivable for Fund shares sold	55,556
Interest receivable	508,501
Other assets	41,101
Total assets	173,956,482

Liabilities
Payable for investments purchased	8,064,072
Payable for Fund shares redeemed	154,119
Unrealized depreciation on unfunded commitments	3,719
Accrued management fee	50,817
Accrued Trustees’ fees	2,677
Other accrued expenses and payables	284,371
Total liabilities	8,559,775
Net assets, at value	$165,396,707

Net Assets Consist of
Distributable earnings (loss)	(278,452,436)
Paid-in capital	443,849,143
Net assets, at value	$165,396,707

The accompanying notes are an integral part of the financial statements.

DWS Floating Rate Fund	|	25

Statement of Assets and Liabilities as of May 31, 2020 (continued)

Net Asset Value
Class A

Net Asset Value and redemption price per share ($54,785,502 ÷ 7,269,371 shares of capital stock outstanding, $.01 par value, unlimited number of shares authorized)	$7.54

Maximum offering price per share (100 ÷ 97.25 of $7.54)	$7.75
Class C

Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($34,823,644 ÷ 4,595,637 shares of capital stock outstanding, $.01 par value, unlimited number of shares authorized)	$7.58
Class R6

Net Asset Value, offering and redemption price per share ($45,235 ÷ 6,000 shares of capital stock outstanding, $.01 par value, unlimited number of shares authorized)	$7.54
Class S

Net Asset Value, offering and redemption price per share ($31,264,785 ÷ 4,152,870 shares of capital stock outstanding, $.01 par value, unlimited number of shares authorized)	$7.53
Institutional Class

Net Asset Value, offering and redemption price per share ($44,477,541 ÷ 5,902,499 shares of capital stock outstanding, $.01 par value, unlimited number of shares authorized)	$7.54

The accompanying notes are an integral part of the financial statements.

26	|	DWS Floating Rate Fund

Statement of Operations

for the year ended May 31, 2020

Investment Income
Income:

Interest	$9,846,372
Dividends	573,769
Income distributions — DWS Central Cash Management Government Fund	94,057
Total income	10,514,198
Expenses:

Management fee	1,214,288
Administration fee	205,631
Services to shareholders	222,462
Distribution and service fees	612,470
Custodian fee	164,952
Professional fees	121,282
Reports to shareholders	54,582
Registration fees	79,935
Trustees’ fees and expenses	10,070
Other	57,935
Total expenses before expense reductions	2,743,607
Expense reductions	(527,456)
Total expenses after expense reductions	2,216,151
Net investment income	8,298,047

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	(9,262,157)
Payments by affiliates (See Note F)	1,919
(9,260,238)
Change in net unrealized appreciation (depreciation) on:
Investments	(5,595,119)
Unfunded loan commitments	(3,719)
(5,598,838)
Net gain (loss)	(14,859,076)
Net increase (decrease) in net assets resulting from operations	$ (6,561,029)

The accompanying notes are an integral part of the financial statements.

DWS Floating Rate Fund	|	27

Statements of Changes in Net Assets

	Years Ended May 31,
Increase (Decrease) in Net Assets	2020	2019
Operations:

Net investment income (loss)	$8,298,047	$12,509,063
Net realized gain (loss)	(9,260,238)	(6,523,786)
Change in net unrealized appreciation (depreciation)	(5,598,838)	879,342
Net increase (decrease) in net assets resulting from operations	(6,561,029)	6,864,619
Distributions to shareholders:

Class A	(2,866,075)	(3,369,093)
Class C	(1,687,922)	(2,749,516)
Class R6	(8,547)	(13,405)
Class S	(2,029,262)	(3,162,227)
Institutional Class	(2,480,691)	(2,717,595)
Total distributions	(9,072,497)	(12,011,836)
Fund share transactions:

Proceeds from shares sold	40,068,365	53,319,439
Reinvestment of distributions	8,559,362	11,342,289
Payments for shares redeemed	(108,267,882)	(148,671,171)
Net increase (decrease) in net assets from Fund share transactions	(59,640,155)	(84,009,443)
Increase (decrease) in net assets	(75,273,681)	(89,156,660)
Net assets at beginning of period	240,670,388	329,827,048

Net assets at end of period	$165,396,707	$240,670,388

The accompanying notes are an integral part of the financial statements.

28	|	DWS Floating Rate Fund

Financial Highlights

	Years Ended May 31,
Class A	2020	2019	2018	2017	2016

Selected Per Share Data
Net asset value, beginning of period	$8.09	$8.22	$8.37	$8.41	$9.23
Income (loss) from investment operations:

Net investment income[a]	.32	.37	.32	.33	.37
Net realized and unrealized gain (loss)	(.52)	(.14)	(.16)	.02	(.80)
Total from investment operations	(.20)	.23	.16	.35	(.43)
Less distributions from:

Net investment income	(.35)	(.36)	(.31)	(.39)	(.39)
Return of capital	—	—	—	(.00 )*	—
Total distributions	(.35)	(.36)	(.31)	(.39)	(.39)
Net asset value, end of period	$7.54	$8.09	$8.22	$8.37	$8.41
Total Return (%)[b,c]	(2.52)	2.81	1.94	4.21	(4.88)

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	55	69	86	127	243
Ratio of expenses before expense reductions (%)	1.27	1.29	1.24	1.19	1.16
Ratio of expenses after expense reductions (%)	1.00	1.01	1.03	1.02	1.03
Ratio of net investment income (%)	4.07	4.50	3.85	3.96	4.25
Portfolio turnover rate (%)	44	26	39	44	36

[a]	Based on average shares outstanding during the period.

[b]	Total return does not reflect the effect of any sales charges.

[c]	Total return would have been lower had certain expenses not been reduced.

*	Amount is less than $.005.

The accompanying notes are an integral part of the financial statements.

DWS Floating Rate Fund	|	29

	Years Ended May 31,
Class C	2020	2019	2018	2017	2016

Selected Per Share Data
Net asset value, beginning of period	$8.13	$8.26	$8.41	$8.46	$9.28
Income (loss) from investment operations:

Net investment income[a]	.27	.31	.26	.27	.31
Net realized and unrealized gain (loss)	(.53)	(.14)	(.16)	.01	(.80)
Total from investment operations	(.26)	.17	.10	.28	(.49)
Less distributions from:

Net investment income	(.29)	(.30)	(.25)	(.33)	(.33)
Return of capital	—	—	—	(.00 )*	—
Total distributions	(.29)	(.30)	(.25)	(.33)	(.33)
Net asset value, end of period	$7.58	$8.13	$8.26	$8.41	$8.46
Total Return (%)[b,c]	(3.21)	2.05	1.06	3.44	(5.55)

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	35	62	96	142	205
Ratio of expenses before expense reductions (%)	2.03	2.06	2.00	1.95	1.91
Ratio of expenses after expense reductions (%)	1.75	1.76	1.78	1.77	1.78
Ratio of net investment income (%)	3.35	3.74	3.10	3.21	3.50
Portfolio turnover rate (%)	44	26	39	44	36

[a]	Based on average shares outstanding during the period.

[b]	Total return does not reflect the effect of any sales charges.

[c]	Total return would have been lower had certain expenses not been reduced.

*	Amount is less than $.005.

The accompanying notes are an integral part of the financial statements.

30	|	DWS Floating Rate Fund

	Years Ended May 31,
Class R6	2020	2019	2018	2017	2016

Selected Per Share Data
Net asset value, beginning of period	$8.09	$8.22	$8.37	$8.41	$9.23
Income (loss) from investment operations:

Net investment income[a]	.35	.38	.34	.34	.39
Net realized and unrealized gain (loss)	(.53)	(.13)	(.16)	.03	(.80)
Total from investment operations	(.18)	.25	.18	.37	(.41)
Less distributions from:

Net investment income	(.37)	(.38)	(.33)	(.41)	(.41)
Return of capital	—	—	—	(.00 )*	—
Total distributions	(.37)	(.38)	(.33)	(.41)	(.41)
Net asset value, end of period	$7.54	$8.09	$8.22	$8.37	$8.41
Total Return (%)[b]	(2.28)	3.06	2.19	4.49	(4.63)

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	.05	.2	.4	.4	4
Ratio of expenses before expense reductions (%)	.95	.96	.90	.86	.82
Ratio of expenses after expense reductions (%)	.75	.76	.78	.77	.76
Ratio of net investment income (%)	4.37	4.72	4.09	4.10	4.63
Portfolio turnover rate (%)	44	26	39	44	36

[a]	Based on average shares outstanding during the period.

[b]	Total return would have been lower had certain expenses not been reduced.

*	Amount is less than $.005.

The accompanying notes are an integral part of the financial statements.

DWS Floating Rate Fund	|	31

	Years Ended May 31,
Class S	2020	2019	2018	2017	2016

Selected Per Share Data
Net asset value, beginning of period	$8.08	$8.21	$8.36	$8.40	$9.22
Income (loss) from investment operations:

Net investment income[a]	.34	.38	.33	.34	.38
Net realized and unrealized gain (loss)	(.53)	(.14)	(.16)	.02	(.80)
Total from investment operations	(.19)	.24	.17	.36	(.42)
Less distributions from:

Net investment income	(.36)	(.37)	(.32)	(.40)	(.40)
Return of capital	—	—	—	(.00 )*	—
Total distributions	(.36)	(.37)	(.32)	(.40)	(.40)
Net asset value, end of period	$7.53	$8.08	$8.21	$8.36	$8.40
Total Return (%)[b]	(2.38)	2.96	2.09	4.37	(4.75)

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	31	57	92	178	321
Ratio of expenses before expense reductions (%)	1.10	1.13	1.09	1.02	1.01
Ratio of expenses after expense reductions (%)	.85	.86	.88	.87	.88
Ratio of net investment income (%)	4.25	4.64	4.01	4.10	4.39
Portfolio turnover rate (%)	44	26	39	44	36

[a]	Based on average shares outstanding during the period.

[b]	Total return would have been lower had certain expenses not been reduced.

*	Amount is less than $.005.

The accompanying notes are an integral part of the financial statements.

32	|	DWS Floating Rate Fund

	Years Ended May 31,
Institutional Class	2020	2019	2018	2017	2016

Selected Per Share Data
Net asset value, beginning of period	$8.08	$8.21	$8.37	$8.41	$9.24
Income (loss) from investment operations:

Net investment income[a]	.34	.39	.34	.35	.39
Net realized and unrealized gain (loss)	(.51)	(.14)	(.17)	.02	(.81)
Total from investment operations	(.17)	.25	.17	.37	(.42)
Less distributions from:

Net investment income	(.37)	(.38)	(.33)	(.41)	(.41)
Return of capital	—	—	—	(.00 )*	—
Total distributions	(.37)	(.38)	(.33)	(.41)	(.41)
Net asset value, end of period	$7.54	$8.08	$8.21	$8.37	$8.41
Total Return (%)[b]	(2.15)	3.06	2.07	4.48	(4.64)

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	44	53	56	86	184
Ratio of expenses before expense reductions (%)	.97	.99	.96	.93	.88
Ratio of expenses after expense reductions (%)	.75	.76	.78	.77	.78
Ratio of net investment income (%)	4.31	4.76	4.11	4.21	4.48
Portfolio turnover rate (%)	44	26	39	44	36

[a]	Based on average shares outstanding during the period.

[b]	Total return would have been lower had certain expenses not been reduced.

*	Amount is less than $.005.

The accompanying notes are an integral part of the financial statements.

DWS Floating Rate Fund	|	33

Notes to Financial Statements

A. Organization and Significant Accounting Policies

DWS Floating Rate Fund (the “Fund”) is a diversified series of Deutsche DWS Portfolio Trust (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment management company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are subject to an initial sales charge. Class C shares are not subject to an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares automatically convert to Class A shares in the same fund after 10 years, provided that the fund or the financial intermediary through which the shareholder purchased the Class C shares has records verifying that the Class C shares have been held for at least 10 years. Class R6 shares are not subject to initial or contingent deferred sales charges and are generally available only to certain retirement plans. Class S shares are not subject to initial or contingent deferred sales charges and are only available to a limited group of investors. Institutional Class shares are not subject to initial or contingent deferred sales charges and are generally available only to qualified institutions.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting, subject to class-specific arrangements.

The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) which require the use of management estimates. Actual results could differ from those estimates. The Fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of U.S. GAAP. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

34	|	DWS Floating Rate Fund

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Senior loans and debt securities are valued by independent pricing services approved by the Fund’s Board. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. If the pricing services are unable to provide valuations, the securities are valued at the mean of the most recent bid and asked quotations or evaluated price, as applicable, obtained from one or more broker-dealers. Certain securities may be valued on the basis of a price provided by a single source or broker-dealer. No active trading market may exist for some senior loans and they may be subject to restrictions on resale. The inability to dispose of senior loans in a timely fashion could result in losses. Senior loans and debt securities are generally categorized as Level 2.

Equity securities and exchange-traded funds (“ETFs”) are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. Equity securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Equity securities and ETFs are generally categorized as Level 1 securities.

Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund’s valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security’s disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate

DWS Floating Rate Fund	|	35

stock exchange (for exchange-traded securities); an analysis of the company’s or issuer’s financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund’s Investment Portfolio.

Senior Loans. Senior loans are portions of loans originated by banks and sold in pieces to investors. These U.S. dollar-denominated fixed and floating rate loans (“Loans”) in which the Fund invests are arranged through private negotiations between the borrower and one or more financial institutions (“Lenders”). The Fund invests in such Loans in the form of participations in Loans (“Participations”) or assignments of all or a portion of loans from third parties (“Assignments”). Participations typically result in the Fund having a contractual relationship only with the Lender, not with the borrower. The Fund has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the borrower, and the Fund will not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund assumes the credit risk of both the borrower and the Lender that is selling the Participation. Assignments typically result in the Fund having a direct contractual relationship with the borrower, and the Fund may enforce compliance by the borrower with the terms of the loan agreement. Senior loans held by the Fund are generally in the form of Assignments, but the Fund may also invest in Participations. If affiliates of the Advisor participate in the primary and secondary market for senior loans, legal limitations may restrict the Fund’s ability to participate in restructuring or acquiring some senior loans. All Senior Loans involve interest rate risk, liquidity risk and credit risk, including the potential default or insolvency of the borrower. There remains uncertainty regarding the future use of LIBOR, and the nature of any replacement reference rate and, accordingly, it is difficult to predict the impact to the fund of the transition, which is expected to occur by the end of 2021.

Federal Income Taxes. The Fund’s policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

36	|	DWS Floating Rate Fund

At May 31, 2020, the Fund had approximately $266,767,000 of net capital losses, which may be applied against realized net taxable capital gains indefinitely, including short-term losses ($29,429,000) and long-term losses ($237,338,000).

The Fund has reviewed the tax positions for the open tax years as of May 31, 2020 and has determined that no provision for income tax and/or uncertain tax positions is required in the Fund’s financial statements. The Fund’s federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Distributions from net investment income of the Fund are declared and distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At May 31, 2020, the Fund’s components of distributable earnings (accumulated losses) on a tax basis are as follows:

Undistributed ordinary income*	$237,071
Capital loss carryforwards	$(266,767,000)
Net unrealized appreciation (depreciation) on investments	$(11,918,715)

At May 31, 2020, the aggregate cost of investments for federal income tax purposes was $179,301,418. The net unrealized depreciation for all investments based on tax cost was $11,918,715. This consisted of aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost of $373,048 and aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value of $12,291,763.

DWS Floating Rate Fund	|	37

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Years Ended May 31,
	2020	2019
Distributions from ordinary income*	$9,072,497	$12,011,836

*	For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Other income, including commitment fees included in interest income in the Statement of Operations, is recorded as income when received by the Fund. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) from investments. All premiums and discounts are amortized/accreted for tax and financial reporting purposes, with the exception of securities in default of principal.

B. Purchases and Sales of Securities

During the year ended May 31, 2020, purchases and sales of investment securities (excluding short-term instruments) aggregated $88,215,735 and $144,213,175, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with DWS Investment Management Americas, Inc. (“DIMA” or the “Advisor”), an indirect, wholly owned subsidiary of DWS Group GmbH & Co. KGaA (“DWS Group”), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

38	|	DWS Floating Rate Fund

Prior to October 1, 2019, under the Investment Management Agreement, the Fund paid a monthly management fee based on the Fund’s average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:

First $1 billion of the Fund’s average daily net assets	.650%
Next $1.5 billion of such net assets	.635%
Next $2.5 billion of such net assets	.610%
Next $2.5 billion of such net assets	.585%
Next $2.5 billion of such net assets	.560%
Over $10.0 billion of such net assets	.550%

Effective October 1, 2019, under the Investment Management Agreement, the Fund pays a monthly management fee based on the Fund’s average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:

First $1 billion of the Fund’s average daily net assets	.550%
Next $1.5 billion of such net assets	.535%
Next $2.5 billion of such net assets	.510%
Next $2.5 billion of such net assets	.485%
Next $2.5 billion of such net assets	.460%
Over $10.0 billion of such net assets	.450%

Accordingly, for the year ended May 31, 2020, the fee pursuant to the Investment Management Agreement was equivalent to an annual rate (exclusive of any applicable waivers/reimbursements) of 0.59%% of the Fund’s average daily net assets.

For the period from June 1, 2019 through September 30, 2019, the Advisor had contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of certain classes as follows:

Class A	1.00%
Class C	1.75%
Class R6	.75%
Class S	.85%
Institutional Class	.75%

Effective October 1, 2019 through September 30, 2020, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual

DWS Floating Rate Fund	|	39

operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of certain classes as follows:

Class A	.99%
Class C	1.74%
Class R6	.74%
Class S	.84%
Institutional Class	.74%

For the year ended May 31, 2020, fees waived and/or expenses reimbursed for each class are as follows:

Class A	$175,177
Class C	128,749
Class R6	369
Class S	109,670
Institutional Class	113,491
$527,456

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. Prior to March 1, 2020, for all services provided under the Administrative Services Agreement, the Fund paid the Advisor an annual fee (“Administration Fee”) of 0.10% of the Fund’s average daily net assets, computed and accrued daily and payable monthly. Effective March 1, 2020, for all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual Administration Fee of 0.097% of the Fund’s average daily net assets, computed and accrued daily and payable monthly. For the year ended May 31, 2020, the Administration Fee was $205,631, of which $13,374 is unpaid.

Service Provider Fees. DWS Service Company (“DSC”), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent of the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. (“DST”), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DSC compensates DST out of the shareholder servicing fees it receives from the Fund. For the year ended May 31, 2020, the amounts charged to the Fund by DSC were as follows:

Services to Shareholders	Total Aggregated	Unpaid at May 31, 2020
Class A	$8,892	$1,389
Class C	3,090	415
Class R6	35	5
Class S	7,481	1,133
Institutional Class	1,867	272
	$21,365	$3,214

40	|	DWS Floating Rate Fund

In addition, for the year ended May 31, 2020, the amounts charged to the Fund for recordkeeping and other administrative services provided by unaffiliated third parties, included in the Statement of Operations under “Services to shareholders,” were as follows:

Sub-Recordkeeping	Total Aggregated
Class A	$55,268
Class C	45,650
Class S	67,503
Institutional Class	18,858
$187,279

Distribution and Service Fees. Under the Fund’s Class C 12b-1 Plan, DWS Distributors, Inc. (“DDI”), an affiliate of the Advisor, receives a fee (“Distribution Fee”) of 0.75% of average daily net assets of Class C shares. In accordance with the Fund’s Underwriting and Distribution Services Agreement, DDI enters into related selling group agreements with various firms at various rates for sales of Class C shares. For the year ended May 31, 2020, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at May 31, 2020
Class C	$341,952	$21,674

In addition, DDI provides information and administrative services for a fee (Service Fee) to Class A and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended May 31, 2020, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at May 31, 2020	Annual Rate
Class A	$158,072	$20,653	.25%
Class C	112,446	13,990	.25%
	$270,518	$34,643

Underwriting Agreement and Contingent Deferred Sales Charge. DDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended May 31, 2020 aggregated $722.

In addition, DDI receives any contingent deferred sales charge (“CDSC”) from Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or

DWS Floating Rate Fund	|	41

reinvested dividends. The CDSC is 1% of the value of the shares redeemed for Class C shares. For the year ended May 31, 2020, the CDSC for Class C shares aggregated $924. A deferred sales charge of up to 0.50% is assessed on certain redemptions of Class A shares. For the year ended May 31, 2020, DDI received $3,378 for Class A shares.

Typesetting and Filing Service Fees. Under an agreement with the Fund, DIMA is compensated for providing certain pre-press and regulatory filing services to the Fund. For the year ended May 31, 2020, the amount charged to the Fund by DIMA included in the Statement of Operations under “Reports to shareholders” aggregated $17,343, of which $7,550 is unpaid.

Trustees’ Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and to each committee Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in DWS Central Cash Management Government Fund and DWS ESG Liquidity Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the 1940 Act, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. DWS Central Cash Management Government Fund seeks to maintain a stable net asset value, and DWS ESG Liquidity Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. DWS Central Cash Management Government Fund does not pay the Advisor an investment management fee. To the extent that DWS ESG Liquidity Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund’s assets invested in DWS ESG Liquidity Fund.

D. Line of Credit

The Fund and other affiliated funds (the “Participants”) share in a $350 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee, which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if the one-month LIBOR exceeds the Federal Funds Rate, the amount of such excess. The Fund may borrow up to a maximum of 20 percent of its net assets under the agreement. The Fund had no outstanding loans at May 31, 2020.

42	|	DWS Floating Rate Fund

E. Fund Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended May 31, 2020		Year Ended May 31, 2019
	Shares	Dollars	Shares	Dollars

Shares sold
Class A	1,823,686	$14,557,490	1,674,621	$13,698,052
Class C	313,154	2,442,694	395,676	3,236,613
Class S	1,019,583	8,196,117	2,189,453	17,758,202
Institutional Class	1,848,437	14,872,064	2,274,199	18,626,572
		$40,068,365		$53,319,439

Shares issued to shareholders in reinvestment of distributions
Class A	333,885	$2,620,663	379,645	$3,087,770
Class C	191,393	1,514,803	307,015	2,510,744
Class R6	1,067	8,547	1,646	13,405
Class S	246,104	1,937,008	371,388	3,018,330
Institutional Class	316,630	2,478,341	333,734	2,712,040
		$8,559,362		$11,342,289

Shares redeemed
Class A	(3,383,091)	$(26,567,514)	(3,981,976)	$(32,332,089)
Class C	(3,565,513)	(28,348,328)	(4,626,804)	(37,851,865)
Class R6	(22,202)	(151,161)	(23,671)	(193,887)
Class S	(4,110,686)	(32,379,605)	(6,833,136)	(55,579,645)
Institutional Class	(2,817,844)	(20,821,274)	(2,828,480)	(22,713,685)
		$(108,267,882)		$(148,671,171)

Net increase (decrease)
Class A	(1,225,520)	$(9,389,361)	(1,927,710)	$(15,546,267)
Class C	(3,060,966)	(24,390,831)	(3,924,113)	(32,104,508)
Class R6	(21,135)	(142,614)	(22,025)	(180,482)
Class S	(2,844,999)	(22,246,480)	(4,272,295)	(34,803,113)
Institutional Class	(652,777)	(3,470,869)	(220,547)	(1,375,073)
		$(59,640,155)		$(84,009,443)

DWS Floating Rate Fund	|	43

F. Payments by Affiliates

During the year ended May 31, 2020, the Advisor agreed to reimburse the Fund $1,919 for losses incurred on trades executed incorrectly. The amount reimbursed was less than 0.01% of the Fund’s average net assets, thus having no impact on the Fund’s total return.

G. Other

A novel strain of coronavirus (COVID-19) outbreak was declared a pandemic by the World Health Organization on March 11, 2020. The situation is evolving with various cities and countries around the world responding in different ways to address the pandemic. There are direct and indirect economic effects developing for various industries and individual companies throughout the world. The recent pandemic spread of the novel coronavirus and related geopolitical events could lead to increased financial market volatility, disruption to U.S. and world economies and markets and may have significant adverse effects on the Fund and its investments. A prolonged disruption may result in the Fund and its service providers experiencing operational difficulties in implementing their business continuity plans. Management will continue to monitor the impact COVID-19 has on the Fund and reflect the consequences as appropriate in the Fund’s accounting and financial reporting.

H. Subsequent Event

On June 17, 2020, Deutsche Bank AG (“DB”), an affiliate of DWS Group, resolved with the Commodity Futures Trading Commission (“CFTC”) charges stemming from alleged violations of various swap data reporting requirements and corresponding supervision and other failures. The matter, which was resolved by the issuance of a federal court order (“Consent Order”), involved unintentional conduct that resulted from a system outage that prevented DB from reporting data in accordance with applicable CFTC requirements for a period of five days in April 2016.

The matter giving rise to the Consent Order did not arise out of any investment advisory, fund management activities or distribution activities of DIMA, DWS Distributors, Inc. or their advisory affiliates (the “DWS Service Providers”). DWS Group, of which the DWS Service Providers are wholly-owned subsidiaries, is a separate publicly traded company but continues to be an affiliate of DB due to, among other things, DB’s 79.49% ownership interest in DWS Group. Under the provisions of the Investment Company Act of 1940, as a result of the Consent Order, the DWS Service Providers would not be eligible to continue to provide investment advisory and underwriting services to the Fund absent an order from the Securities and Exchange Commission (the “SEC”). DB and

44	|	DWS Floating Rate Fund

the DWS Service Providers are seeking temporary and permanent orders from the SEC to permit the DWS Service Providers to continue to provide investment advisory and underwriting services to the Fund and other registered investment companies notwithstanding the Consent Order. While there can be no assurance that the requested exemptive orders will be granted, the SEC has granted this type of relief in the past. Consistent with their fiduciary and other relationships with the Fund, and in accordance with the desire of the Board of the Fund, the DWS Service Providers continue to provide investment advisory and distribution services to the Fund. Subject to the receipt of the temporary and permanent exemptive orders, the DWS Service Providers have informed the Fund that they do not believe the Consent Order will have any material impact on the Fund or the ability of the Service Providers to provide services for the Fund.

DWS Floating Rate Fund	|	45

Report of Independent Registered

Public Accounting Firm

To the Board of Trustees of Deutsche DWS Portfolio Trust and Shareholders of DWS Floating Rate Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of DWS Floating Rate Fund (the “Fund”) (one of the funds constituting Deutsche DWS Portfolio Trust) (the “Trust”), including the investment portfolio, as of May 31, 2020, and the related statement of operations for the year then ended, the statements of changes in net assets and the financial highlights for each of the two years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting Deutsche DWS Portfolio Trust) at May 31, 2020, the results of its operations for the year then ended, the changes in its net assets and its financial highlights for each of the two years in the period then ended, in conformity with U.S. generally accepted accounting principles.

The financial highlights for the years ended May 31, 2016, May 31, 2017 and May 31, 2018, were audited by another independent registered public accounting firm whose report, dated July 24, 2018, expressed an unqualified opinion on those financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not

46	|	DWS Floating Rate Fund

required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2020, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies in the DWS family of funds since at least 1979, but we are unable to determine the specific year.

Boston, Massachusetts

July 27, 2020

DWS Floating Rate Fund	|	47

Information About Your Fund’s Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads) and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (December 1, 2019 to May 31, 2020).

The tables illustrate your Fund’s expenses in two ways:

–

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund’s actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Expenses Paid per $1,000” line under the share class you hold.

–

Hypothetical 5% Fund Return. This helps you to compare your Fund’s ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund’s actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The “Expenses Paid per $1,000” line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. Subject to certain exceptions, an account maintenance fee of $20.00 assessed once per calendar year for Classes A, C and S shares may apply for accounts with balances less than $10,000. This fee is not included in these tables. If it was, the estimate of expenses paid for Classes A, C and S shares during the period would be higher, and account value during the period would be lower, by this amount.

48	|	DWS Floating Rate Fund

Expenses and Value of a $1,000 Investment for the six months ended May 31, 2020 (Unaudited)

Actual Fund Return	Class A	Class C	Class R6	Class S	Institutional Class
Beginning Account Value 12/1/19	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 5/31/20	$955.60	$952.30	$956.80	$956.20	$958.00
Expenses Paid per $1,000*	$4.84	$8.49	$3.62	$4.11	$3.62

Hypothetical 5% Fund Return	Class A	Class C	Class R6	Class S	Institutional Class
Beginning Account Value 12/1/19	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 5/31/20	$1,020.05	$1,016.30	$1,021.30	$1,020.80	$1,021.30
Expenses Paid per $1,000*	$5.00	$8.77	$3.74	$4.24	$3.74

*

Expenses are equal to the Fund’s annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 183 (the number of days in the most recent six-month period), then divided by 366.

Annualized Expense Ratios	Class A	Class C	Class R6	Class S	Institutional Class
DWS Floating Rate Fund	.99%	1.74%	.74%	.84%	.74%

For more information, please refer to the Fund’s prospectus.

For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to tools.finra.org/fund_analyzer/.

Tax Information	(Unaudited)

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 728-3337.

DWS Floating Rate Fund	|	49

Liquidity Risk Management

In accordance with Rule 22e-4 (the “Liquidity Rule”) under the Investment Company Act of 1940 (the “1940 Act”), your Fund has adopted a liquidity risk management program (the “Program”), and the Board has designated DWS Investment Management Americas, Inc. (“DIMA”) as Program administrator. The Program is designed to assess and manage your Fund’s liquidity risk (the risk that the Fund would be unable to meet requests to redeem shares of the Fund without significant dilution of remaining investors’ interests in the Fund). DIMA has designated a committee (the “Committee”) composed of personnel from multiple departments within DIMA and its affiliates that is responsible for the implementation and ongoing administration of the Program, which includes assessing the Fund’s liquidity risk under both normal and reasonably foreseeable stressed conditions. Under the Program, every investment held by a Fund is classified on a daily basis into one of four liquidity categories based on estimations of the investment’s ability to be sold during designated timeframes in current market conditions without significantly changing the investment’s market value.

In February 2020, as required by the Program and the Liquidity Rule, DIMA provided the Board with an annual written report (the “Report”) addressing the operation of the Program and assessing the adequacy and effectiveness of its implementation during the period from December 1, 2018 through November 30, 2019 (the “Reporting Period”). During the Reporting Period, your Fund was primarily invested in less liquid investments (investments that the Fund anticipates can be sold or disposed of in current market conditions within seven calendar days or less without the sale or disposition significantly changing their market value, but where the sale or disposition is reasonably expected to settle in more than seven calendar days). As a result, your Fund is required to adopt, and has adopted, a “Highly Liquid Investment Minimum” (“HLIM”) as defined in the Liquidity Rule. DIMA currently has set your Fund’s HLIM at 5%, which means that the Fund will invest at least 5% of assets in highly liquid investments (investments that the Fund anticipates can be converted to cash within three business days or less in current market conditions without significantly changing their market value). DIMA periodically reviews the adequacy of the HLIM and may adjust it depending on market conditions and other considerations. During the Reporting Period, the Fund did not approach the 15% limit imposed by the Liquidity Rule on holdings in illiquid investments (investments that cannot be sold or disposed of in seven days or less in current market conditions without the sale of the investment significantly changing the market value of the investment). Your Fund did not experience any issues meeting investor redemptions at any time during the Reporting Period. In the Report, DIMA stated that it believes the Program has operated adequately and effectively to manage the Fund’s liquidity risk during the Reporting Period. DIMA also reported on a material change made to the Program in May 2019 to address Securities and Exchange Commission guidance relating to extended foreign market holidays.

50	|	DWS Floating Rate Fund

Advisory Agreement Board Considerations and Fee Evaluation

The Board of Trustees (hereinafter referred to as the “Board” or “Trustees”) approved the renewal of DWS Floating Rate Fund’s (the “Fund”) investment management agreement (the “Agreement”) with DWS Investment Management Americas, Inc. (“DIMA”) in September 2019.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

–	During the entire process, all of the Fund’s Trustees were independent of DIMA and its affiliates (the “Independent Trustees”).

–

The Board met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board’s Contract Committee reviewed extensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, and profitability from a fee consultant retained by the Fund’s Independent Trustees (the “Fee Consultant”). Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee’s findings and recommendations.

–	The Board also received extensive information throughout the year regarding performance of the Fund.

–

The Independent Trustees regularly met privately with counsel to discuss contract review and other matters. In addition, the Independent Trustees were advised by the Fee Consultant in the course of their review of the Fund’s contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.

–

In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund’s Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA has managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain

DWS Floating Rate Fund	|	51

invested in the Fund knowing that DIMA managed the Fund. DIMA is part of DWS Group GmbH & Co. KGaA (“DWS Group”). DWS Group is a global asset management business that offers a wide range of investing expertise and resources, including research capabilities in many countries throughout the world. In 2018, approximately 20% of DWS Group’s shares were sold in an initial public offering, with Deutsche Bank AG owning the remaining shares.

As part of the contract review process, the Board carefully considered the fees and expenses of each DWS fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps. As part of these negotiations, the Board indicated that it would consider relaxing these caps in future years following sustained improvements in performance, among other considerations.

While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s personnel and administrative support services provided by DIMA, such as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel and the resources made available to such personnel. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled using information supplied by Morningstar Direct (“Morningstar”), an independent fund data service. The Board also noted that it has put into place a process of identifying “Funds in Review” (e.g., funds performing poorly relative to a peer universe), and receives additional reporting from DIMA regarding such funds and, where appropriate, DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that, for the one-, three- and five-year periods ended December 31, 2018, the Fund’s performance (Class A shares) was in the 3rd quartile, 4th quartile and 4th quartile, respectively, of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has underperformed its benchmark in the one-, three-, and five-year periods ended December 31, 2018. The

52	|	DWS Floating Rate Fund

Board noted the disappointing investment performance of the Fund in recent periods and continued to discuss with senior management of DIMA the factors contributing to such underperformance and actions being taken to improve performance. The Board noted certain changes in the Fund’s portfolio management team that were made effective September 19, 2017. The Board observed that the Fund had experienced improved relative performance during the first eight months of 2019. The Board recognized the efforts by DIMA in recent years to enhance its investment platform and improve long-term performance across the DWS fund complex.

Fees and Expenses. The Board considered the Fund’s investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Broadridge Financial Solutions, Inc. (“Broadridge”) and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DIMA under the Fund’s administrative services agreement, were higher than the median (4th quartile) of the applicable Broadridge peer group (based on Broadridge data provided as of December 31, 2018). The Board noted that, from 2011 through October 1, 2019, DIMA waived voluntarily a portion (0.05%) of the Fund’s management fee, and noted further that, effective October 1, 2019, DIMA agreed to reduce the Fund’s contractual management fee at each breakpoint by 0.10%. The Board noted that the Fund’s Class A shares total (net) operating expenses (excluding 12b-1 fees) were expected to be lower than the median (2nd quartile) of the applicable Broadridge expense universe (based on Broadridge data provided as of December 31, 2018, and analyzing Broadridge expense universe Class A (net) expenses less any applicable 12b-1 fees) (“Broadridge Universe Expenses”). The Board also reviewed data comparing each other operational share class’s total (net) operating expenses to the applicable Broadridge Universe Expenses. The Board noted that the expense limitations agreed to by DIMA were expected to help the Fund’s total (net) operating expenses remain competitive. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to comparable DWS U.S. registered funds (“DWS Funds”), noting that DIMA indicated that it does not provide services to any other comparable DWS Funds. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts (including any sub-advised funds and accounts) and funds offered primarily to European investors (“DWS Europe Funds”) managed by DWS Group. The Board noted that DIMA indicated that DWS Group manages an institutional account comparable

DWS Floating Rate Fund	|	53

to the Fund, but that DWS Group does not manage any comparable DWS Europe Funds. The Board took note of the differences in services provided to DWS Funds as compared to institutional accounts and that such differences made comparison difficult.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs to DIMA, and pre-tax profits realized by DIMA, from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed certain publicly available information regarding the profitability of certain similar investment management firms. The Board noted that, while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates’ overall profitability with respect to the DWS Funds (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund’s investment management fee schedule includes fee breakpoints. The Board concluded that the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental or “fall-out” benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund, any fees received by an affiliate of DIMA for transfer agency services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities. In addition, the

54	|	DWS Floating Rate Fund

Board considered the incidental public relations benefits to DIMA related to DWS Funds advertising and cross-selling opportunities among DIMA products and services. The Board considered these benefits in reaching its conclusion that the Fund’s management fees were reasonable.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to its compliance processes in recent years. The Board noted in particular (i) the experience, seniority and time commitment of the individuals serving as DIMA’s and the Fund’s chief compliance officers and (ii) the substantial commitment of resources by DIMA and its affiliates to compliance matters, including the retention of compliance personnel.

Based on all of the information considered and the conclusions reached, the Board determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and counsel present. It is possible that individual Independent Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

DWS Floating Rate Fund	|	55

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the Trust/Corporation. Each Board Member’s year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is Keith R. Fox, DWS Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the Trust/Corporation. Because the Fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period.

The Board Members may also serve in similar capacities with other funds in the fund complex. The number of funds in DWS fund complex shown in the table below includes all registered open- and closed-end funds (including all of their portfolios) advised by the Advisor and any registered funds that have an investment advisor that is an affiliated person of the Advisor.

Independent Board Members
Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Keith R. Fox, CFA (1954) Chairperson since 2017, and Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: ICI Mutual Insurance Company; Progressive International Corporation (kitchen goods importer and distributor); former Chairman, National Association of Small Business Investment Companies; former Directorships: BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds) (2011–2012)	74	—

56	|	DWS Floating Rate Fund

Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996–1998); Executive Vice President and Head of International Banking (1995–1996); former Directorships: Director and Chairman of the Board, Healthways, Inc.[2] (population well-being and wellness services) (2003–2014); Stockwell Capital Investments PLC (private equity); Enron Corporation; FNB Corporation; Tokheim Corporation; First Oak Brook Bancshares, Inc.; Oak Brook Bank; and Prisma Energy International. Not-for-Profit Director/Trustee: Palm Beach Civic Association; Window to the World Communications (public media); Life Director of Harris Theater for Music and Dance (Chicago); Life Director of Hubbard Street Dance Chicago; former Not-for-Profit Directorships: Public Radio International	74	Portland General Electric[2] (utility company) (2003– present)
Dawn-Marie Driscoll (1946) Board Member since 1987	Emeritus Executive Fellow, Center for Business Ethics, Bentley University; formerly: Partner, Palmer & Dodge (law firm) (1988–1990); Vice President of Corporate Affairs and General Counsel, Filene’s (retail) (1978–1988). Directorships: Advisory Board, Center for Business Ethics, Bentley University; Trustee and former Chairman of the Board, Southwest Florida Community Foundation (charitable organization); former Directorships: ICI Mutual Insurance Company (2007–2015); Sun Capital Advisers Trust (mutual funds) (2007–2012), Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)	74	—
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor of Finance, The Wharton School, University of Pennsylvania (since July 1972); Director, The Wharton Financial Institutions Center (since 1994); formerly: Vice Dean and Director, Wharton Undergraduate Division (1995–2000) and Director, The Lauder Institute of International Management Studies (2000–2006); Member FDIC Systemic Risk Advisory Committee since 2011, member Systemic Risk Council since 2012 and member of the Advisory Board at the Yale Program on Financial Stability since 2013; Formerly Co-Chair of the Shadow Financial Regulatory Committee (2003–2015), Executive Director of The Financial Economists Roundtable (2008–2015), Director of The Thai Capital Fund (2007–2013), Director of The Aberdeen Singapore Fund (2007–2018), and Nonexecutive Director of Barclays Bank DE (2010–2018)	74	Director, Aberdeen Japan Fund (since 2007)

DWS Floating Rate Fund	|	57

Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
William McClayton (1944) Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001–2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966–2001); Trustee, Ravinia Festival	74	—
Rebecca W. Rimel (1951) Board Member since 1995	Senior Advisor, The Pew Charitable Trusts (charitable organization) (since July 2020); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983–2004); Board Member, Investor Education (charitable organization) (2004–2005); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001–2007); Director, Viasys Health Care[2] (January 2007–June 2007); Trustee, Thomas Jefferson Foundation (charitable organization) (1994–2012); President, Chief Executive Officer and Director, The Pew Charitable Trusts (charitable organization) (1994–2020)	74	Director, Becton Dickinson and Company[2] (medical technology company) (2012– present); Director, BioTelemetry Inc.[2] (health care) (2009– present)
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation[2] (telecommunications) (November 1989–September 2003); Trustee, Sun Capital Advisers Trust (mutual funds) (1998–2012)	74	—

58	|	DWS Floating Rate Fund

Officers[4]
Name, Year of Birth, Position with the Trust/Corporation and Length of Time Served[5]	Business Experience and Directorships During the Past Five Years
Hepsen Uzcan[6] (1974) President and Chief Executive Officer, 2017–present	Managing Director,[3] DWS; Secretary, DWS USA Corporation (2018–present); Assistant Secretary, DWS Distributors, Inc. (2018–present); Director and Vice President, DWS Service Company (2018–present); Assistant Secretary, DWS Investment Management Americas, Inc. (2018–present); Director and President, DB Investment Managers, Inc. (2018–present); President and Chief Executive Officer (2017–present), and Interested Director (since June 25, 2020), The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc.; formerly: Vice President for the Deutsche Funds (2016–2017); Assistant Secretary for the DWS funds (2013–2019); Assistant Secretary, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2013–2020)
John Millette[7] (1962) Vice President and Secretary, 1999–present	Director,[3] DWS; Chief Legal Officer, DWS Investment Management Americas, Inc. (2015–present); Director and Vice President, DWS Trust Company (2016–present); Secretary, DBX ETF Trust (2020–present); Secretary, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2011–present); formerly: Secretary, Deutsche Investment Management Americas Inc. (2015–2017); Assistant Secretary, DBX ETF Trust (2019–2020); Assistant Secretary (July 14, 2006–December 31, 2010) and Secretary (January 31, 2006–July 13, 2006), The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc.
Ciara Crawford[8] (1984) Assistant Secretary, (2019–present)	Associate, DWS (since 2015); previously, Legal Assistant at Accelerated Tax Solutions.
Diane Kenneally[7] (1966) Chief Financial Officer and Treasurer, 2018–present	Director,[3] DWS; Treasurer, Chief Financial Officer and Controller, DBX ETF Trust (2019–present); Treasurer and Chief Financial Officer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2018–present); formerly: Assistant Treasurer for the DWS funds (2007–2018)
Paul Antosca[7] (1957) Assistant Treasurer, 2007–present	Director,[3] DWS; and Assistant Treasurer, DBX ETF Trust (2019–present)
Sheila Cadogan[7] (1966) Assistant Treasurer, 2017–present	Director,[3] DWS; Director and Vice President, DWS Trust Company (2018–present); Assistant Treasurer, DBX ETF Trust (2019–present); Assistant Treasurer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2018–present)
Scott D. Hogan[7] (1970) Chief Compliance Officer, 2016–present	Director,[3] DWS; Chief Compliance Officer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2016–present)

DWS Floating Rate Fund	|	59

Name, Year of Birth, Position with the Trust/Corporation and Length of Time Served[5]	Business Experience and Directorships During the Past Five Years
Caroline Pearson[7] (1962) Chief Legal Officer, 2010–present	Managing Director,[3] DWS; Assistant Secretary, DBX ETF Trust (2020–present); Chief Legal Officer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2012–present); formerly: Secretary, Deutsche AM Distributors, Inc. (2002–2017); and Secretary, Deutsche AM Service Company (2010–2017)
Michelle Goveia-Pine[6] (1970) Interim Anti-Money Laundering Compliance Officer, since July 10, 2020

Director,[3] DWS; Interim AML Officer, DWS Trust Company (since July 28, 2020); Interim AML Officer, DBX ETF Trust (since July 9, 2020); Interim AML Officer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (since July 24, 2020)

[1]	The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.

[2]	A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

[3]	Executive title, not a board directorship.

[4]

As a result of their respective positions held with the Advisor or its affiliates, these individuals are considered “interested persons” of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the Fund.

[5]	The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.

[6]	Address: 875 Third Avenue, New York, NY 10022.

[7]	Address: One International Place, Boston, MA 02110.

[8]	Address: 5022 Gate Parkway, Suite 400, Jacksonville, FL 32256.

The Fund’s Statement of Additional Information (“SAI”) includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.

60	|	DWS Floating Rate Fund

Account Management Resources

For More Information

The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, C and S also have the ability to purchase, exchange or redeem shares using this system.

For more information, contact your financial representative. You may also access our automated telephone system or speak with a Shareholder Service representative by calling:

(800) 728-3337

Web Site

dws.com

View your account transactions and balances, trade shares, monitor your asset allocation, subscribe to fund and account updates by e-mail, and change your address, 24 hours a day.

Obtain prospectuses and applications, news about DWS funds, insight from DWS economists and investment specialists and access to DWS fund account information.

Written Correspondence	DWS PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	The Fund’s policies and procedures for voting proxies for portfolio securities and information about how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 are available on our Web site — dws.com/en-us/resources/proxy-voting — or on the SEC’s Web site — sec.gov. To obtain a written copy of the Fund’s policies and procedures without charge, upon request, call us toll free at (800) 728-3337.
Portfolio Holdings	Following the Fund’s fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-PORT. The Fund’s Form N-PORT will be available on the SEC’s Web site at sec.gov. The Fund’s portfolio holdings are also posted on dws.com from time to time. Please see the Fund’s current prospectus for more information.
Principal Underwriter	If you have questions, comments or complaints, contact: DWS Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148

DWS Floating Rate Fund	|	61

Investment Management

DWS Investment Management Americas, Inc. (“DIMA” or the “Advisor”), which is part of the DWS Group GmbH & Co. KGaA (“DWS Group”), is the investment advisor for the Fund. DIMA and its predecessors have more than 90 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients. DIMA is an indirect, wholly owned subsidiary of DWS Group.

DWS Group is a global organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world’s major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

	Class A	Class C	Class S	Institutional Class
Nasdaq Symbol	DFRAX	DFRCX	DFRPX	DFRTX
CUSIP Number	25157W 602	25157W 701	25157W 883	25157W 800
Fund Number	443	743	2043	1443

For shareholders of R6
Automated Information Line	DWS/Ascensus Plan Access (800) 728-3337 24-hour access to your retirement plan account.
Web Site

dws.com

Obtain prospectuses and applications, news about DWS funds, insight from DWS economists and investment specialists and access to DWS fund account information.

Log in/register to manage retirement account assets at https://www.mykplan.com/participantsecure_net/login.aspx.

For More Information	(800) 728-3337 To speak with a service representative.
Written Correspondence	DWS Service Company 222 South Riverside Plaza Chicago, IL 60606-5806

Class R6
Nasdaq Symbol	DFRRX
CUSIP Number	25157W 875
Fund Number	1643

62	|	DWS Floating Rate Fund

Notes

DFRF-2

(R-027916-9 7/20)

ITEM 2.	CODE OF ETHICS

As of the end of the period covered by this report, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The fund’s audit committee is comprised solely of trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The fund’s Board of Trustees has determined that there are several "audit committee financial experts" (as such term has been defined by the Regulations) serving on the fund’s audit committee including Mr. William McClayton, the chair of the fund’s audit committee. An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an “audit committee financial expert” does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

DWS Floating Rate fund

form n-csr disclosure re: AUDIT FEES

The following table shows the amount of fees that Ernst & Young LLP (“EY”), the Fund’s Independent Registered Public Accounting Firm, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that EY provided to the Fund.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended May 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2020	$69,933	$0	$8,565	$0
2019	$69,933	$0	$7,454	$0

The above “Tax Fees” were billed for professional services rendered for tax return preparation.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by EY to DWS Investment Management Americas, Inc. (“DIMA” or the “Adviser”), and any entity controlling, controlled by or under common control with DIMA (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended May 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2020	$0	$625,431	$0
2019	$0	$1,545,773	$0

The above “Tax Fees” were billed in connection with tax compliance services and agreed upon procedures.

Non-Audit Services

The following table shows the amount of fees that EY billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that EY provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from EY about any non-audit services that EY rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating EY’s independence.

Fiscal Year Ended May 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2020	$8,565	$625,431	$0	$633,996
2019	$7,454	$1,545,773	$0	$1,553,227

All other engagement fees were billed for services in connection with agreed upon procedures and tax compliance for DIMA and other related entities.

Audit Committee Pre-Approval Policies and Procedures. Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000. All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, substantially all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.

***

In connection with the audit of the 2019 and 2020 financial statements, the Fund entered into an engagement letter with EY. The terms of the engagement letter required by EY, and agreed to by the Audit Committee, include a provision mandating the use of mediation and arbitration to resolve any controversy or claim between the parties arising out of or relating to the engagement letter or services provided thereunder.

***

Pursuant to PCAOB Rule 3526, EY is required to describe in writing to the Fund’s Audit Committee, on at least an annual basis, all relationships between EY, or any of its affiliates, and the DWS Funds, including the Fund, or persons in financial reporting oversight roles at the DWS Funds that, as of the date of the communication, may reasonably be thought to bear on EY’s independence. Pursuant to PCAOB Rule 3526, EY has reported the matters set forth below that may reasonably be thought to bear on EY’s independence. With respect to each reported matter, individually and in the aggregate, EY advised the Audit Committee that, after careful consideration of the facts and circumstances and the applicable independence rules, it concluded that the matters do not and will not impair EY’s ability to exercise objective and impartial judgement in connection with the audits of the financial statements for the Fund and a reasonable investor with knowledge of all relevant facts and circumstances would conclude that EY has been and is capable of exercising objective and impartial judgment on all issues encompassed within EY’s audit engagements. EY also confirmed to the Audit Committee that it can continue act as the Independent Registered Public Accounting Firm for the Fund.

•	EY advised the Fund’s Audit Committee that various covered persons within EY’s affiliates held investments in, or had other financial relationships with, entities within the DWS Funds “investment company complex” (as defined in Regulation S-X) (the “DWS Funds Complex”). EY informed the Audit Committee that these investments and financial relationships were inconsistent with Rule 2-01(c)(1) of Regulation S-X. EY reported that all breaches have been resolved and that none of the breaches involved any investments in the Fund or any professionals who were part of the audit engagement team for the Fund. In addition, EY noted that the independence breaches did not (i) create a mutual or conflicting interest with the Fund, (ii) place EY in the position of auditing its own work, (iii) result in EY acting as management or an employee of the Fund, or (iv) place EY in a position of being an advocate of the Fund.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Keith R. Fox, DWS Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600.

ITEM 11.	CONTROLS AND PROCEDURES

	(a)	The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

	(b)	There have been no changes in the registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable

ITEM 13.	EXHIBITS

	(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Floating Rate Fund, a series of Deutsche DWS Portfolio Trust

By:	/s/Hepsen Uzcan Hepsen Uzcan President

Date:	7/30/2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Hepsen Uzcan Hepsen Uzcan President

Date:	7/30/2020

By:	/s/Diane Kenneally Diane Kenneally Chief Financial Officer and Treasurer

Date:	7/30/2020